UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07616

Nuveen Missouri Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2015

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2

NMY
Nuveen Maryland Premium Income Municipal Fund

NMS
Nuveen Minnesota Municipal Income Fund

NOM
Nuveen Missouri Premium Income Municipal Fund

NNC
Nuveen North Carolina Premium Income Municipal Fund

NPV
Nuveen Virginia Premium Income Municipal Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	9

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	14

Portfolios of Investments	20

Statement of Assets and Liabilities	63

Statement of Operations	65

Statement of Changes in Net Assets	67

Statement of Cash Flows	70

Financial Highlights	72

Notes to Financial Statements	81

Additional Fund Information	95

Glossary of Terms Used in this Report	96

Reinvest Automatically, Easily and Conveniently	98

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy's underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies' fragile growth, while Chinese authorities have stepped up efforts to manage China's slowdown.
Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
January 25, 2016

4	Nuveen Investments

Portfolio Managers' Comments
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Minnesota Municipal Income Fund (NMS)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Virginia Premium Income Municipal Fund (NPV)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Thomas C. Spalding, CFA, Douglas J. White, CFA and Christopher L. Drahn, CFA, discuss key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Tom assumed portfolio management responsibility for the Maryland and Virginia Funds in 2011, Doug has managed the Minnesota Fund since 1993 and Chris has managed the Missouri Fund since 2011.
What key strategies were used to manage the Funds during the six-month reporting period ended November 30, 2015?
Although anticipation of rising interest rates weighed on fixed income markets during this reporting period, favorable technical and fundamental factors helped the broad municipal market deliver a modest gain for the reporting period overall. (As was widely expected, the U.S. Federal Reserve raised its target federal funds rate at the December meeting, after the close of this reporting period.) During this reporting period, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds' investment objectives. Generally speaking, throughout the six-month reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations. We've also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers' Comments (continued)
To keep the Funds fully invested we continued to focus on purchasing bonds in areas of the market that we expected to perform well as the economy continued to improve. Depending on the issuance and availability of bonds in each state we emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
During the reporting period, NKG bought two general obligation (GO) bonds (one state GO, one local GO), one appropriation bond and one tax-dedicated bond, all of which offered longer-dated maturities and higher credit quality. We eliminated the Georgia Fund's remaining position in Ty Cobb Regional Medical Center, a troubled credit whose price has been at a distressed level for some time.
NMY added health care credits, including bonds issued for Meritus Medical Center, a hospital outside Washington, D.C., and LifeBridge Health, which operates a group of hospitals outside Baltimore. We also continued to trim NMY's Puerto Rico exposure, as we remained concerned about the Commonwealth's fundamental outlook.
NMS bought health care, charter school and tax increment bonds in the new issue market, including HealthPartners Group in St. Paul and Fairview Health System in Minneapolis, as well as added a charter school credit from the secondary market. Although Minnesota tends to be a low issuance state, its municipal bond market saw a significant increase in supply during this reporting period.
In NOM, we purchased bonds across the ratings spectrum, with the bulk of the additions in the A and AA rated categories. A notable purchase during this reporting period was a split-rated A1/AA St. Louis University revenue bond.
NNC was a relatively active buyer during this period. We added four higher education credits (Davidson College, University of North Carolina Greensboro, Duke University and Western Carolina University), one local GO, two water and sewer bonds and one utility bond. Most of these bonds were dated in the longer end of the maturity spectrum but included some intermediate-dated credits. We also sold a multi-family housing bond due to concerns about its credit fundamentals.
NPV bought a newly issued, A rated Guam credit and a bond issued for Valley Health System in Winchester, VA, which manages hospitals in the City of Winchester, northern Virginia and West Virginia. The Virginia Fund's Puerto Rico exposure continued to decline during this reporting period, due to both selling activity and maturing bonds. NPV's transportation sector weighting also decreased over this reporting period, as a bond issued for Virginia's Route 460 project was called after the highway building project was suspended.
Additionally, in both NKG and NNC, we unwound a portfolio hedge that was managed with a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. During the reporting period, these swaps had a negligible impact on performance.
As of November 30, 2015, NKG, NMY, NOM and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended November 30, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2015. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the reporting period ended November 30, 2015, the total return at common share NAV for all six Funds exceeded the return for their respective state's S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, NOM outperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average, while the remaining five

6	Nuveen Investments

Funds underperformed the Lipper average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.
The Funds' duration and yield curve positioning was generally the most meaningful contributor to relative performance over this reporting period. Generally speaking, we continued to overweight the longer parts of the yield curve with corresponding underweights to the shorter end of the curve, which resulted in longer durations than the municipal market in general. This positioning was advantageous in this reporting period as intermediate- and longer-dated bonds generally outperformed shorter-dated bonds.
Our credit and sector strategies, however, had mixed results among the six Funds. Although the Funds maintained somewhat similar credit and sector profiles, generally a bias toward lower credit quality bonds and overweight positions in higher yielding sectors such as health care and transportation, differences at the Fund and individual state levels influenced each Fund's relative results.
Credit exposures contributed positively to NMY, NMS and NPV during this reporting period. NMY and NPV's gains were driven primarily due to their exposures to lower rated tobacco settlement bonds. NMS benefited from an underweight to AAA rated credits, a category that underperformed in Minnesota, and from its overweightings in A rated and below investment grade bonds, groups which performed well. However, an underweight to AA rated bonds and our selections in BBB rated bonds somewhat detracted from NMS' relative results.
In contrast, NKG and NNC's credit quality positioning dampened relative performance during this reporting period. In NKG, an underweight allocation in A rated credits was particularly disadvantageous, as single A bonds outperformed the Georgia market. NNC was hampered by its allocation to BBB rated bonds. NOM's credit strategy had a negligible impact on relative performance in this reporting period.
The influence of sector positioning during this reporting period also varied by Fund. NKG, NMY and NPV were helped by their sector strategies. In NKG, allocations to local GOs and incremental tax bonds were positive contributors. NMY and NPV benefited from exposure to the health care and tobacco sectors, which were among the better performing sectors during the reporting period. NPV was further bolstered by its position in the transportation sector, which mainly includes holdings in toll roads and airports.
However, the sector strategies of NMS and NNC performed less favorably in this reporting period. Although NMS was aided by overweight allocations to health care and housing, and underweight allocations to dedicated tax and state GOs, the Fund's overweights to corporate-backed and utility credits along with underweights to transportation and tobacco (as Minnesota has no tobacco settlement bonds) were detrimental to relative returns. NNC held underweight positions in the public power and "other transportation" sectors, both of which outperformed in the North Carolina market during this reporting period. For NOM, sector exposures did not have a meaningful impact on relative performance in this period.
Our bottom-up approach to selecting individual credits was another factor driving the Funds' relative performance. NKG's individual credit selection detracted from relative returns over this reporting period, despite the benefit of our use of tender option bonds (TOBs), which added value as interest rates fell during the reporting period.
NMY and NPV's allocations to zero coupon bonds, which are typically in the longest end of the maturity spectrum and offer higher yields, were a positive contributor, as zero coupons bonds performed well during the reporting period. The relative gains from this exposure, as well as from the Funds' allocations to tobacco and lower rated bonds, more than compensated for negative relative results elsewhere. Specifically, both Funds were hurt by their shorter durations than the overall market and their exposure to Puerto Rico bonds, which declined during the reporting period. Additionally, NMY's holding of American Airlines common stock detracted from performance in this reporting period. The Fund received American Airlines stock when its holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.

Nuveen Investments	7

Portfolio Managers' Comments (continued)
NMS benefited from a health care bond that was advance refunded during the period. The refunded bond's duration shortens and it moves up the quality spectrum, which enables its price to rise, providing a good gain for the Fund. In NNC, individual credit selection was marginally negative for performance as shorter-dated, high quality bonds detracted from performance, offsetting the modest gains from the Fund's longer-dated credits.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that NMY, NOM and NPV had limited exposure to Puerto Rico debt, 5.25%, 0.54% and 4.16%, respectively, at the end of the reporting period, consisting of insured bonds. NKG, NMS, NNC did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

8	Nuveen Investments

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over the reporting period.
As of November 30, 2015, the Funds' percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	36.13%	34.75%	33.73%	38.16%	33.46%	37.55%
Regulatory Leverage*	33.59%	32.66%	33.73%	35.45%	33.46%	32.85%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE
As of November 30, 2015, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
		Shares Issued at		Shares Issued at
	Series	Liquidation Value	Series	Liquidation Value	Total
NKG	2017	$75,000,000	—	—	$75,000,000
NMY	2017	$167,000,000	—	—	$167,000,000
NMS	2017	$44,100,000	—	—	$44,100,000
NOM	2018	$18,000,000	—	—	$18,000,000
NNC	2017	$125,000,000	—	—	$125,000,000
NPV	—	—	1	$128,000,000	$128,000,000
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

Nuveen Investments	9

Common Share  Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of November 30, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NKG	NMY	NMS	NOM	NNC	NPV
June 2015	$0.0535	$0.0555	$0.0690	$0.0610	$0.0490	$0.0610
July	0.0535	0.0555	0.0690	0.0610	0.0490	0.0610
August	0.0535	0.0555	0.0690	0.0610	0.0490	0.0610
September	0.0535	0.0555	0.0665	0.0610	0.0490	0.0570
October	0.0535	0.0555	0.0665	0.0610	0.0490	0.0570
November 2015	0.0535	0.0555	0.0665	0.0610	0.0490	0.0570

Market Yield*	4.88%	5.33%	5.50%	4.77%	4.54%	5.03%
Taxable-Equivalent Yield*	7.21%	7.84%	8.47%	7.05%	6.69%	7.41%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%, 32.0%, 35.1%, 32.3%, 32.1% and 32.1% for Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NKG, NMY, NMS, NOM and NPV had positive UNII balances, while NNC had a negative balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30,2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares cumulatively repurchased and retired	—	720,000	—	—	130,000	—
Common shares authorized for repurchase	1,055,000	2,350,000	555,000	235,000	1,645,000	1,795,000
During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NMY	NNC
Common shares repurchased and retired	215,900	22,500
Weighted average price per common share repurchased and retired	$12.33	$12.75
Weighted average discount per common share repurchased and retired	15.22%	15.01%
OTHER COMMON SHARE INFORMATION
As of November 30, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common share NAV	$14.06	$14.73	$15.55	$14.03	$15.14	$14.59
Common share price	$13.15	$12.49	$14.50	$15.35	$12.94	$13.61
Premium/(Discount) to NAV	(6.47)%	(15.21)%	(6.75)%	9.41%	(14.53)%	(6.72)%
6-month average premium/(discount) to NAV	(7.94)%	(15.20)%	(6.26)%	5.93%	(14.57)%	(6.84)%

Nuveen Investments	11

Risk Considerations
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NKG.
Nuveen Maryland Premium Income Municipal Fund (NMY).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMY.
Nuveen Minnesota Municipal Income Fund (NMS).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMS.
Nuveen Missouri Premium Income Municipal Fund (NOM).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NOM.

12	Nuveen Investments

Nuveen North Carolina Premium Income Municipal Fund (NNC).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NNC.
Nuveen Virginia Premium Income Municipal Fund (NPV).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPV.

Nuveen Investments	13

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of November 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	2.90%	4.37%	5.06%	4.70%
NKG at Common Share Price	5.23%	9.77%	4.04%	5.02%
S&P Municipal Bond Georgia Index	2.17%	3.01%	4.50%	4.47%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.5%
Other Assets Less Liabilities	2.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	152.8%
Floating Rate Obligations	(2.2)%
VMTP Shares, at Liquidation Value	(50.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.8%
Tax Obligation/Limited	17.7%
Water and Sewer	11.5%
U.S. Guaranteed	10.9%
Education and Civic Organizations	10.7%
Health Care	8.2%
Transportation	7.4%
Utilities	6.4%
Other	3.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	22.7%
AA	52.5%
A	13.5%
BBB	4.7%
BB or Lower	1.2%
N/R (not rated)	5.4%
Total	100%

14	Nuveen Investments

NMY
Nuveen Maryland Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	3.28%	4.64%	5.08%	5.02%
NMY at Common Share Price	2.39%	4.20%	2.03%	3.79%
S&P Municipal Bond Maryland Index	1.93%	2.73%	3.97%	4.30%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.0%
Common Stocks	0.5%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	153.3%
Floating Rate Obligations	(4.8)%
VMTP Shares, at Liquidation Value	(48.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	22.5%
U.S. Guaranteed	15.4%
Tax Obligation/Limited	12.7%
Tax Obligation/General	10.5%
Education and Civic Organizations	9.8%
Housing/Single Family	5.7%
Housing/Multifamily	4.4%
Other	19.0%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.2%
AA	29.7%
A	18.8%
BBB	16.1%
BB or Lower	5.3%
N/R (not rated)	3.5%
N/A (not applicable)	0.4%
Total	100%

Nuveen Investments	15

NMS
Nuveen Minnesota Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	3.25%	4.72%	7.65%	6.30%
NMS at Common Share Price	(0.25)%	2.92%	4.46%	5.58%
S&P Municipal Bond Minnesota Index	2.09%	3.07%	4.52%	4.66%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.1%
Other Assets Less Liabilities	2.8%
Net Assets Plus VMTP Shares, at Liquidation Value	150.9%
VMTP Shares, at Liquidation Value	(50.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	18.3%
Health Care	15.1%
Utilities	12.3%
Long-Term Care	10.8%
Tax Obligation/General	9.1%
Tax Obligation/Limited	8.8%
U.S. Guaranteed	7.4%
Housing/Multifamily	5.3%
Other	12.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.4%
AA	38.7%
A	16.3%
BBB	9.7%
BB or Lower	7.1%
N/R (not rated)	16.8%
Total	100%

16	Nuveen Investments

NOM
Nuveen Missouri Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	3.54%	4.14%	6.60%	5.10%
NOM at Common Share Price	3.15%	6.95%	4.36%	3.95%
S&P Municipal Bond Missouri Index	2.27%	3.22%	5.10%	4.86%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	163.0%
Other Assets Less Liabilities	(1.3)%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	161.7%
Floating Rate Obligations	(6.8)%
VMTP Shares, at Liquidation Value	(54.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	22.8%
Tax Obligation/Limited	15.0%
Education and Civic Organizations	14.3%
Utilities	9.0%
Long-Term Care	8.5%
Transportation	7.8%
Tax Obligation/General	7.7%
U.S. Guaranteed	6.8%
Water and Sewer	5.3%
Other	2.8%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.2%
AA	37.7%
A	25.4%
BBB	14.7%
BB or Lower	2.3%
N/R (not rated)	7.7%
Total	100%

Nuveen Investments	17

NNC
Nuveen North Carolina Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNC at Common Share NAV	3.06%	4.32%	5.49%	5.13%
NNC at Common Share Price	2.22%	4.15%	2.42%	3.84%
S&P Municipal Bond North Carolina Index	2.07%	2.81%	4.28%	4.59%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.3%
Other Assets Less Liabilities	2.0%
Net Assets Plus VMTP Shares, at Liquidation Value	150.3%
VMTP Shares, at Liquidation Value	(50.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	17.1%
Water and Sewer	16.3%
Transportation	15.5%
Education and Civic Organizations	14.6%
U.S. Guaranteed	14.5%
Tax Obligation/Limited	12.6%
Other	9.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	29.9%
AA	52.1%
A	10.6%
BBB	5.6%
N/R (not rated)	1.8%
Total	100%

18	Nuveen Investments

NPV
Nuveen Virginia Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	3.11%	4.62%	5.40%	4.99%
NPV at Common Share Price	4.33%	7.09%	3.41%	3.86%
S&P Municipal Bond Virginia Index	2.33%	3.10%	4.34%	4.32%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.9%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	152.4%
Floating Rate Obligations	(3.5)%
VRDP Shares, at Liquidation Value	(48.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	20.2%
Tax Obligation/Limited	18.7%
Transportation	14.2%
U.S. Guaranteed	11.1%
Tax Obligation/General	6.8%
Water and Sewer	6.6%
Education and Civic Organizations	6.2%
Other	16.2%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.6%
AA	40.0%
A	9.0%
BBB	15.2%
BB or Lower	5.3%
N/R (not rated)	3.9%
Total	100%

Nuveen Investments	19

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.5% (100.0% of Total Investments)
	Education and Civic Organizations – 16.1% (10.7% of Total Investments)
$1,760	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,963,051
5,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	5,261,149
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	2/16 at 100.00	A1	702,800
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,747,120
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,455,776
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	728,150
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,429,600
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Tender Option Bond Trust 2015-XF0073:
730	18.017%, 3/01/17 (IF)	No Opt. Call	Aa2	1,095,190
1,150	18.047%, 3/01/17 (IF)	No Opt. Call	Aa2	1,695,928
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,479,336
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,095,650
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa2	3,255,000
21,230	Total Education and Civic Organizations			23,908,750
	Health Care – 12.3% (8.2% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22	2/16 at 100.00	CCC	185,330
745	5.375%, 12/01/28	12/15 at 100.00	CCC	658,550
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	787,408
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,000	5.000%, 2/15/33	2/20 at 100.00	AA–	1,096,620
1,000	5.125%, 2/15/40	2/20 at 100.00	AA–	1,090,410
3,945	5.250%, 2/15/45	2/41 at 100.00	AA–	4,322,733
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	AA	1,799,528
2,540	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	2,697,988
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32	8/19 at 100.00	AA–	466,404
975	5.000%, 8/01/35	8/19 at 100.00	AA–	1,065,295
1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	1,653,177

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,300	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A	$2,399,314
16,940	Total Health Care			18,222,757
	Housing/Multifamily – 2.8% (1.8% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	BBB+	1,197,119
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
450	5.150%, 11/20/22 (Alternative Minimum Tax)	2/16 at 100.00	AA+	450,837
980	5.200%, 11/20/27 (Alternative Minimum Tax)	2/16 at 100.00	AA+	981,333
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	2/16 at 100.00	AA+	1,466,626
4,100	Total Housing/Multifamily			4,095,915
	Housing/Single Family – 0.7% (0.4% of Total Investments)
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2:
840	4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	840,764
170	4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	170,139
1,010	Total Housing/Single Family			1,010,903
	Industrials – 1.5% (1.0% of Total Investments)
2,190	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)	4/16 at 101.00	A–	2,233,034
	Materials – 0.3% (0.2% of Total Investments)
390	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	406,840
	Tax Obligation/General – 35.8% (23.8% of Total Investments)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	2,257,720
1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,572,060
1,000	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	1,039,540
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	672,666
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
3,000	5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,005,670
2,000	5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,003,300
1,090	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 – NPFG Insured	2/16 at 100.00	Aa2	1,094,295
1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	No Opt. Call	Aa2	1,333,818
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 4/01/44	4/25 at 100.00	AAA	3,482,640
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	3,515,070
4,670	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	4,943,101
3,500	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	3,990,595
2,500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	2,678,025
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	1,109,950

Nuveen Investments	21

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	$4,369,801
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	4,014,045
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,680,660
445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	484,000
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
302	5.500%, 7/15/23	7/21 at 100.00	N/R	307,337
601	5.500%, 7/15/30	7/21 at 100.00	N/R	610,674
659	5.500%, 1/15/36	7/21 at 100.00	N/R	670,210
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00		3,471,360
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,481,209
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,238,060
47,812	Total Tax Obligation/General			53,025,806
	Tax Obligation/Limited – 26.6% (17.7% of Total Investments)
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	3,749,753
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
110	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA	117,928
50	5.250%, 12/01/20	No Opt. Call	AA	53,604
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA	85,569
1,080	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,144,832
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	1,721,145
275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	316,558
15	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	12/15 at 100.00	A–	15,056
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
2,065	5.400%, 1/01/20	2/16 at 100.00	A–	2,072,723
2,750	5.600%, 1/01/30	2/16 at 100.00	A–	2,759,873
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	772,988
3,420	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	3,423,111
1,725	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Performing Arts Center, Refunding Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	2,039,985
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993:
250	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	260,878
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	6,649,492
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	478,864
2,961	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	AA–	3,253,340
750	Georgia Municipal Association Inc., Certificates of Participation, Atlanta Court Project, Series 2002, 5.125%, 12/01/21 – AMBAC Insured	2/16 at 100.00	N/R	751,568

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
$905	5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA	$1,007,374
1,165	5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA	1,301,992
1,920	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa1	2,097,293
1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41 (WI/DD, Settling 12/10/15)	7/26 at 100.00	AA+	1,167,990
3,000	The Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	3,348,180
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	892,806
35,956	Total Tax Obligation/Limited			39,482,902
	Transportation – 11.1% (7.4% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30	1/21 at 100.00	AA–	2,181,420
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	No Opt. Call	AA–	2,266,140
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	AA–	3,023,223
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,946,264
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,261,800
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB	1,836,645
14,635	Total Transportation			16,515,492
	U.S. Guaranteed – 16.4% (10.9% of Total Investments) (4)
1,375	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	1,472,171
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (4)	1,100,190
275	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	302,552
1,725	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (4)	1,897,828
3,315	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 (Pre-refunded 1/01/17) – AGM Insured	1/17 at 100.00	AA+ (4)	3,474,684
2,225	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	2,367,934
1,500	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AAA	1,587,585
	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008:
25	6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (4)	28,172
125	6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (4)	140,858
5	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured (ETM)	No Opt. Call	A+ (4)	5,140
4,900	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	5,334,973
2,475	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	2,602,735

Nuveen Investments	23

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (4)	$1,136,570
1,280	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (4)	1,393,344
1,450	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 (Pre-refunded 3/01/16) – SYNCORA GTY Insured	3/16 at 100.00	N/R (4)	1,467,270
22,675	Total U.S. Guaranteed			24,312,006
	Utilities – 9.6% (6.4% of Total Investments)
525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A–	530,859
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	AA–	2,076,440
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,323,820
300	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	314,418
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A	1,179,901
1,300	5.000%, 3/15/21	No Opt. Call	A	1,473,199
1,500	5.000%, 3/15/22	No Opt. Call	A	1,712,325
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
350	5.125%, 9/15/17	No Opt. Call	A	373,370
950	5.000%, 3/15/18	No Opt. Call	A+	1,027,748
2,000	5.000%, 3/15/22	No Opt. Call	A+	2,301,920
12,980	Total Utilities			14,314,000
	Water and Sewer – 17.3% (11.5% of Total Investments)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA	353,772
5,105	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,560,110
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA	581,985
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	7,290,359
300	5.000%, 10/01/35 – AGM Insured	No Opt. Call	AA	351,807
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	6,236,548
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,149,500
1,000	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	1,144,260

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	$2,277,560
695	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	A2	744,074
22,210	Total Water and Sewer			25,689,975
$202,128	Total Long-Term Investments (cost $210,462,174)			223,218,380
	Floating Rate Obligations – (2.2)%			(3,245,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.6)% (5)			(75,000,000)
	Other Assets Less Liabilities – 2.3%			3,322,243
	Net Assets Applicable to Common Shares – 100%			$148,295,623

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	25

NMY
Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.0% (99.6% of Total Investments)
	Consumer Discretionary – 4.9% (3.2% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$540	5.000%, 9/01/16 – SYNCORA GTY Insured	No Opt. Call	Ba1	$553,905
400	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	409,772
330	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	336,514
350	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	356,776
535	4.600%, 9/01/30 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	542,586
100	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	101,713
12,165	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	12,395,891
1,000	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	BB	1,018,890
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	1,139,800
17,420	Total Consumer Discretionary			16,855,847
	Consumer Staples – 3.2% (2.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
595	5.125%, 6/01/24	6/17 at 100.00	B–	533,251
1,445	5.875%, 6/01/30	6/17 at 100.00	B–	1,292,090
210	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	191,562
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
2,465	5.250%, 6/01/32	6/17 at 100.00	B	2,449,150
2,665	5.625%, 6/01/47	6/17 at 100.00	B	2,479,276
3,270	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/16 at 100.00	BBB+	3,270,523
800	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/16 at 100.00	A3	800,048
11,450	Total Consumer Staples			11,015,900
	Education and Civic Organizations – 14.7% (9.8% of Total Investments)
2,375	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	2,385,545
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	781,760
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A:
2,000	5.000%, 7/01/18	No Opt. Call	AA+	2,212,940
530	5.250%, 7/01/38	No Opt. Call	AA+	578,177
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	No Opt. Call	AA+	1,336,822
1,050	5.000%, 7/01/37	No Opt. Call	AA+	1,206,083
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	564,850
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,648,788

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	$1,388,738
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,410,650
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,026,950
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	3,566,850
1,130	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,159,109
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	No Opt. Call	Baa1	1,638,045
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,225,900
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	778,585
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	707,963
9,445	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	10,484,610
5,920	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Refunding Series 2015A, 5.000%, 4/01/16	No Opt. Call	AA+	6,016,436
265	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/23	6/16 at 100.00	CC	120,546
1,145	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/19	6/16 at 100.00	CC	546,073
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
2,000	5.000%, 11/01/31	11/16 at 100.00	BBB+	2,029,040
2,750	4.500%, 11/01/36	11/16 at 100.00	BBB+	2,767,160
48,200	Total Education and Civic Organizations			50,581,620
	Health Care – 33.8% (22.5% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB	1,002,177
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB	2,523,624
1,375	5.000%, 7/01/45	7/25 at 100.00	BBB	1,485,248
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	2,585,319
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa2	1,548,288
375	6.125%, 1/01/36	1/22 at 100.00	Baa2	425,775
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	No Opt. Call	A	1,555,526
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A	2,674,000
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	2,199,000
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,028,860
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,912,492
4,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	4,104,351

Nuveen Investments	27

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	$4,489,803
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	AA–	2,561,375
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	4,875,198
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	AA–	574,495
500	5.000%, 5/15/26	5/21 at 100.00	AA–	570,540
1,685	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGM Insured	7/17 at 100.00	AA	1,766,200
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011:
500	5.750%, 7/01/31	No Opt. Call	A+	571,185
1,000	6.000%, 7/01/41	7/21 at 100.00	A+	1,157,940
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,528,110
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,251,214
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,012,277
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/38	2/25 at 100.00	A2	2,793,950
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
2,375	5.000%, 7/01/37	7/17 at 100.00	BBB	2,470,499
2,905	5.500%, 7/01/42	7/17 at 100.00	BBB	3,047,055
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,041,549
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015:
1,185	5.000%, 7/01/39	7/24 at 100.00	A	1,308,868
4,000	5.000%, 7/01/45	7/24 at 100.00	A	4,393,280
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A2	12,595,029
4,665	4.000%, 7/01/43	7/22 at 100.00	A2	4,731,010
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	A2	1,116,490
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	4,466,168
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	13,813,100
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA	8,872,960
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
2,000	5.000%, 12/01/44	6/25 at 100.00	AA	2,247,620
6,000	4.000%, 12/01/44	6/25 at 100.00	AA	6,157,620
108,140	Total Health Care			116,458,195

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 6.7% (4.4% of Total Investments)
$2,000	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	$2,167,920
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,546,935
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,672,388
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,396,510
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,194,980
2,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/15 at 100.00	Aaa	2,112,616
495	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	BBB–	525,215
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	546,270
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	532,715
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	No Opt. Call	BBB–	1,610,295
5,115	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA	5,204,564
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	Aaa	1,509,225
21,770	Total Housing/Multifamily			23,019,633
	Housing/Single Family – 8.6% (5.7% of Total Investments)
3,000	Maryland Community Development Administration Department of Housing and Community Development,Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,074,460
2,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	2,497,322
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,021,420
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,168,239
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,019,480
1,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35 (WI/DD, Settling 12/03/15)	9/25 at 100.00	Aa2	1,519,470
1,800	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax) (UB) (5)	1/16 at 100.00	Aa2	1,802,322
6,915	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax) (UB) (5)	3/16 at 100.00	Aa2	6,942,315
4,075	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax) (UB) (5)	9/16 at 100.00	Aa2	4,110,207
2,820	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	Aa2	2,851,076

Nuveen Investments	29

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	Aa2	$1,533,914
29,140	Total Housing/Single Family			29,540,225
	Industrials – 2.9% (1.9% of Total Investments)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation 6/20 at 100.00 Facilities Project, Series 2010A, 5.750%, 6/01/35		Baa3	6,442,351
3,340	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	3,383,153
9,235	Total Industrials			9,825,504
	Long-Term Care – 6.0% (4.0% of Total Investments)
5,215	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A	5,359,402
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,286,037
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,685	6.125%, 1/01/30	1/21 at 100.00	A	1,879,820
5,060	6.250%, 1/01/45	1/21 at 100.00	A	5,624,543
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
410	5.000%, 1/01/17	No Opt. Call	N/R	421,218
1,460	5.250%, 1/01/27	1/17 at 100.00	N/R	1,489,302
1,050	5.300%, 1/01/37	1/17 at 100.00	N/R	1,067,126
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,520,647
19,410	Total Long-Term Care			20,648,095
	Tax Obligation/General – 15.9% (10.5% of Total Investments)
685	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated Water & Sewer, Refunding Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	693,371
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29	10/21 at 100.00	AA	1,165,340
1,200	5.000%, 10/15/30	10/21 at 100.00	AA	1,406,304
805	Charles County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2006, 5.000%, 3/01/16	No Opt. Call	AAA	814,918
5,240	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	3,124,925
2,305	Maryland National Capital Park Planning Commission, Prince George's County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	2/16 at 100.00	AAA	2,314,404
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2009C, 5.000%, 3/01/16	No Opt. Call	AAA	1,012,230
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011B, 5.000%, 3/15/17	No Opt. Call	AAA	1,058,280
1,895	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009A, 3.000%, 8/15/17	No Opt. Call	AAA	1,971,198
	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B:
4,925	5.250%, 8/15/16	No Opt. Call	AAA	5,098,360
3,750	5.250%, 8/15/17	No Opt. Call	AAA	4,043,925
2,800	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	2,856,308
4,930	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured	No Opt. Call	AA	1,568,726

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
$3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	$3,319,380
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,294,750
2,155	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,196,354
2,270	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,313,561
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 – AGM Insured	No Opt. Call	AA	5,102,541
1,025	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2009, 5.000%, 6/01/17	No Opt. Call	AAA	1,092,958
2,700	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2013, 4.000%, 6/01/17	No Opt. Call	AAA	2,838,645
2,500	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2010A, 5.000%, 6/01/16	No Opt. Call	AAA	2,560,025
3,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 6/01/16	No Opt. Call	AAA	3,072,030
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50	8/25 at 35.55	Aaa	1,682,450
73,170	Total Tax Obligation/General			54,600,983
	Tax Obligation/Limited – 19.1% (12.7% of Total Investments)
990	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	1,048,133
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,365,216
120	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/16 at 100.00	AA–	120,462
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	581,884
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	466,773
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
85	5.600%, 7/01/20 – RAAI Insured	7/16 at 100.00	AA	85,336
450	5.700%, 7/01/29 – RAAI Insured	7/16 at 100.00	AA	451,814
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,992,588
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,628,745
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,102,060
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	535,928
2,050	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/16 at 100.00	N/R	2,068,594
11,750	Maryland Department of Transportation, County Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	11,856,572
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/32	No Opt. Call	A–	826,280

Nuveen Investments	31

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$6,650	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	2/16 at 100.00	N/R	$6,654,988
1,406	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/16 at 100.00	N/R	1,407,378
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	1,026,575
1,530	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	CC	163,618
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/16 at 100.00	AA	2,107,518
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,000	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	1,436,120
8,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,539,200
210	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	22,873
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	782,060
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,371,001
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/27 – FGIC Insured	10/16 at 100.00	AA–	2,062,320
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A:
2,580	5.000%, 10/01/29	10/24 at 100.00	BBB+	2,830,699
300	5.000%, 10/01/34	10/24 at 100.00	BBB+	322,593
2,240	5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,513,280
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,160,069
3,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,816,084
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,409,980
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	2,139,460
1,825	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,001,605
78,101	Total Tax Obligation/Limited			65,897,806
	Transportation – 4.9% (3.2% of Total Investments)
	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A:
725	5.250%, 7/01/17 – FGIC Insured	No Opt. Call	AA–	753,993
110	5.250%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	122,104
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	146,399
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	1/16 at 100.00	N/R	1,302,262
1,000	5.000%, 7/01/34 – AMBAC Insured	1/16 at 100.00	N/R	1,001,330
460	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	2/16 at 100.00	N/R	460,938
2,000	Maryland Transportation Authority, Revenue Bonds, Grant Anticipation Series 2008, 5.250%, 3/01/16	No Opt. Call	AAA	2,025,620
10,110	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB) (5)	7/17 at 100.00	AA	10,755,524

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	$20,098
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	70,211
15,920	Total Transportation			16,658,479
	U.S. Guaranteed – 23.1% (15.4% of Total Investments) (6)
1,565	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	1,583,999
500	Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/36 (Pre-refunded 9/01/16)	9/16 at 100.00	A+ (6)	517,245
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2006C:
1,500	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (6)	1,541,205
2,570	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (6)	2,640,598
3,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2007D, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA (6)	3,205,320
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (6)	2,377,440
3,120	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (6)	3,732,955
15	Charles County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2006, 5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (6)	15,183
2,230	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2008, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	2,475,099
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (6)	1,799,235
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006:
1,000	4.500%, 7/01/26 (Pre-refunded 7/01/16)	7/16 at 100.00	A1 (6)	1,024,010
2,550	5.000%, 7/01/40 (Pre-refunded 7/01/16)	7/16 at 100.00	A1 (6)	2,618,672
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (6)	1,029,270
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997:
660	5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	689,515
3,240	5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	3,904,038
1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (6)	1,121,862
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007:
2,975	5.250%, 5/15/46 (Pre-refunded 5/15/16)	5/16 at 100.00	A2 (6)	3,041,610
9,720	5.250%, 5/15/46 (Pre-refunded 5/15/16) – BHAC Insured	5/16 at 100.00	AA+ (6)	9,937,631
3,950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A (6)	4,056,374
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006:
700	5.000%, 7/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	A2 (6)	718,851
1,325	5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A2 (6)	1,360,682
2,910	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.500%, 1/01/22 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	2,979,869
2,110	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.000%, 8/15/21 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	2,406,750

Nuveen Investments	33

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Series 2006A:
$1,090	5.000%, 3/01/17 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	$1,103,276
2,500	4.150%, 3/01/20 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	2,525,075
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
135	5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	148,545
7,075	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	7,784,835
1,950	6.000%, 1/01/43 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	2,155,706
3,190	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	3,275,907
425	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	439,238
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,311,486
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	1,029,970
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (6)	1,858,101
3,135	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (6)	3,256,168
74,400	Total U.S. Guaranteed			79,665,720
	Utilities – 2.5% (1.7% of Total Investments)
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,464,050
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	686,502
575	5.000%, 10/01/44	10/24 at 100.00	AA	654,091
3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	2/16 at 100.00	AA–	3,547,295
1,570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	2/16 at 100.00	AA–	1,547,015
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	734,614
8,325	Total Utilities			8,633,567
	Water and Sewer – 3.7% (2.5% of Total Investments)
2,500	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,848,875
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,299,680
1,045	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	1,165,656
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2014A, 5.000%, 7/01/44	1/25 at 100.00	AA–	2,833,325
1,300	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,428,323
2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,291,180
11,375	Total Water and Sewer			12,867,039
$526,056	Total Municipal Bonds (cost $494,170,585)			516,268,613

34	Nuveen Investments

Shares	Description (1)	Value
	COMMON STOCKS – 0.5% (0.4% of Total Investments)
	Airlines – 0.5% (0.4% of Total Investments)
44,607	American Airlines Group Inc., (7)	$1,840,485
	Total Common Stocks (cost $1,288,472)	1,840,485
	Total Long-Term Investments (cost $495,459,057)	518,109,098
	Floating Rate Obligations – (4.8)%	(16,410,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (48.5)% (8)	(167,000,000)
	Other Assets Less Liabilities – 2.8%	9,650,795
	Net Assets Applicable to Common Shares – 100%	$344,349,893

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	35

NMS
Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.1% (100.0% of Total Investments)
	Consumer Staples – 0.9% (0.6% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$774,851
	Education and Civic Organizations – 27.1% (18.3% of Total Investments)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	396,501
1,250	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB+	1,293,225
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	No Opt. Call	BBB–	844,658
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,058,610
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 100.00	BBB–	611,502
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BB+	2,173,511
1,425	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	BB	1,513,977
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
500	5.500%, 5/01/24	5/17 at 100.00	N/R	514,345
1,000	5.500%, 5/01/27	5/17 at 100.00	N/R	1,025,750
200	5.500%, 5/01/37	5/17 at 100.00	N/R	204,370
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	No Opt. Call	Aa3	601,212
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X, 5.250%, 4/01/39	4/17 at 100.00	A2	1,049,610
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	2,218,680
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	717,958
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	479,331
315	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary's School Project, Series 2015, 5.000%, 8/01/22	No Opt. Call	BB	327,465
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	No Opt. Call	BB+	519,460
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	1,245,354
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	362,999
510	5.375%, 7/01/50	7/25 at 100.00	BB	515,304
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,696,833

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$500	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	$533,220
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BBB–	388,475
800	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	823,264
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	2,354,000
22,275	Total Education and Civic Organizations			23,469,614
	Health Care – 22.4% (15.1% of Total Investments)
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,016,490
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	414,028
230	4.000%, 4/01/31	4/22 at 100.00	BBB	236,015
3,000	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A	3,110,040
	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
20	5.000%, 5/01/20	5/17 at 100.00	Baa1	21,139
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,050,100
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	506,230
450	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	509,918
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	269,465
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,111,410
3,750	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA	3,942,636
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	717,306
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	251,854
190	4.750%, 12/01/27	12/20 at 100.00	N/R	200,300
160	5.000%, 12/01/28	12/20 at 100.00	N/R	168,822
310	5.400%, 12/01/33	12/20 at 100.00	N/R	328,780
500	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	563,285
1,625	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	1,826,174
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,003,630
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	796,227
630	5.000%, 9/01/34	9/24 at 100.00	A	705,978
580	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015, 5.000%, 11/15/44	11/25 at 100.00	BBB–	633,476
18,325	Total Health Care			19,383,303

Nuveen Investments	37

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 7.8% (5.3% of Total Investments)
$1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	$1,817,827
950	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	2/16 at 100.00	Aa1	950,836
1,125	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, GNMA Collateralized Mortgage Loans – Seward Towers Project, Series 2003, 5.000%, 5/20/36	2/16 at 100.00	Aa1	1,128,690
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	385,757
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,841,763
655	Saint Paul Housing and Redevelopment Authority, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Selby Grotto Housing Project, Series 2001A, 5.500%, 9/20/44 (Alternative Minimum Tax)	2/16 at 100.00	Aa1	655,694
6,485	Total Housing/Multifamily			6,780,567
	Housing/Single Family – 5.0% (3.4% of Total Investments)
138	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	142,385
230	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	247,027
2,650	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	2,669,610
10	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	10,026
215	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	222,886
645	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	674,160
85	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	85,312
70	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.500%, 1/01/32	7/24 at 100.00	AA+	71,565
250	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29 (WI/DD, Settling 12/08/15)	7/25 at 100.00	AA+	251,428
4,293	Total Housing/Single Family			4,374,399
	Industrials – 3.8% (2.6% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A:
580	4.850%, 12/01/17 (Alternative Minimum Tax)	6/16 at 100.00	A+	588,613
610	4.875%, 12/01/18 (Alternative Minimum Tax)	6/16 at 100.00	A+	618,369
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,487,528
600	4.750%, 6/01/39	6/21 at 100.00	A+	642,828
3,190	Total Industrials			3,337,338

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 16.1% (10.8% of Total Investments)
$805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	$816,061
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	A3	389,021
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	529,015
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	897,383
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	176,899
850	5.250%, 1/01/46	1/23 at 100.00	N/R	851,700
415	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	2/16 at 100.00	N/R	415,253
700	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen-Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	704,095
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,384,547
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen ? Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	758,460
1,000	Moorhead Economic Development Authority, Minnesota, Multifamily Revenue Bonds, Eventide Senior Housing, Series 2006A, 5.150%, 6/01/29	2/16 at 100.00	N/R	1,000,680
660	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen-Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	663,861
900	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	911,160
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	515,425
1,252	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	1,271,608
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	102,433
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	592,985
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	357,166
1,000	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,060,490
520	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.250%, 11/01/28	2/16 at 100.00	N/R	520,343
13,647	Total Long-Term Care			13,918,585
	Materials – 3.0% (2.0% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,564,962

Nuveen Investments	39

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 13.5% (9.1% of Total Investments)
$1,600	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.750%, 2/01/24	2/18 at 100.00	Aa2	$1,720,223
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/35	2/25 at 67.23	AA+	148,725
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,042,880
1,000	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2008D, 5.000%, 12/01/25	12/16 at 100.00	AAA	1,045,270
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School Building Series 2015A:
940	0.000%, 2/01/37	No Opt. Call	Aa2	375,925
1,075	0.000%, 2/01/38	No Opt. Call	Aa2	409,747
1,500	Independent School District 2310(Sibley East), Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	1,551,195
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AA+	1,642,065
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,037,730
350	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 3.125%, 2/01/34	2/25 at 100.00	Aa2	347,904
350	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	373,702
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	2,045,963
12,585	Total Tax Obligation/General			11,741,329
	Tax Obligation/Limited – 13.0% (8.8% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A, 4.000%, 2/01/41	2/23 at 100.00	A+	1,049,550
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,032,752
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	123,058
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015, 5.000%, 3/01/29	3/24 at 100.00	N/R	530,675
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,509,106
520	Moorhead, Minnesota, Golf Course Revenue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	2/16 at 100.00	N/R	520,203
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A:
1,000	3.750%, 2/01/36	2/25 at 100.00	A1	1,004,190
750	4.000%, 2/01/42 (WI/DD, Settling 12/03/15)	2/25 at 100.00	A1	762,203
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	458,599
895	5.250%, 4/01/43	4/23 at 100.00	N/R	896,548
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 5.000%, 12/01/32	12/17 at 100.00	AA+	529,555

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
$450	5.000%, 9/01/26	No Opt. Call	N/R	$476,496
130	5.000%, 3/01/29	No Opt. Call	N/R	136,617
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	808,240
400	Washington County Housing and Redevelopment Authority, Minnesota, Municipal Facility Lease Revenue Bonds, Lower St. Croix Valley Fire Protection District Project, Series 2003, 5.125%, 2/01/24	2/16 at 100.00	Baa2	400,700
11,355	Total Tax Obligation/Limited			11,238,492
	Transportation – 1.3% (0.9% of Total Investments)
225	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	239,924
800	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A, 5.000%, 8/01/30	8/18 at 102.00	A+	882,872
1,025	Total Transportation			1,122,796
	U.S. Guaranteed – 10.9% (7.4% of Total Investments) (4)
85	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	AA (4)	98,459
2,675	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,108,270
1,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	BBB+ (4)	1,085,430
65	Minnesota State, General Obligation Bonds, Series 2007, 5.000%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	69,544
1,000	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,008,100
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,574,052
1,430	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	Aaa	1,495,952
8,470	Total U.S. Guaranteed			9,439,807
	Utilities – 18.2% (12.3% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33	10/24 at 100.00	A2	516,920
	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
300	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	325,101
1,000	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA	1,074,610
1,000	5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA	1,076,110
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
8,600	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	AA–	8,188,490
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	AA–	933,801
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	2,528,360
135	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	AA–	102,851
40	0.000%, 1/01/27 – NPFG Insured	No Opt. Call	AA–	29,373
1,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 4.000%, 1/01/40	1/24 at 100.00	Aa3	1,030,660
16,745	Total Utilities			15,806,276
Nuveen Investments	41

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.1% (3.4% of Total Investments)
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
$1,800	0.000%, 10/01/21	4/19 at 89.45	AA+	$1,541,448
1,800	0.000%, 10/01/22	4/19 at 85.14	AA+	1,460,250
1,800	0.000%, 10/01/23	4/19 at 80.85	AA+	1,381,662
5,400	Total Water and Sewer			4,383,360
$127,145	Total Long-Term Investments (cost $119,400,700)			128,335,679
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.9)% (5)			(44,100,000)
	Other Assets Less Liabilities – 2.8%			2,399,683
	Net Assets Applicable to Common Shares – 100%			$86,635,362

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.4%.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

42	Nuveen Investments

NOM
Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 163.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 163.0% (100.0% of Total Investments)
	Consumer Staples – 3.9% (2.4% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,284,241
	Education and Civic Organizations – 23.3% (14.3% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	325,275
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	257,415
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	451,410
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	823,598
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	635,916
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	821,229
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	690,845
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	572,031
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BBB–	774,263
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A, 4.000%, 10/01/42 (WI/DD, Settling 12/01/15)	10/25 at 100.00	AA–	1,017,060
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	623,717
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	652,872
7,025	Total Education and Civic Organizations			7,645,631
	Health Care – 37.2% (22.8% of Total Investments)
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	AA–	585,060
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
760	5.000%, 6/01/27	6/17 at 100.00	B	726,051
560	5.000%, 6/01/36	6/17 at 100.00	B	511,056
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	938,575
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	484,454
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	220,132
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	BBB+	344,796
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	255,155

Nuveen Investments	43

NOM	Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	$602,332
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,896,910
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/32	11/25 at 100.00	A2	473,893
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	360,963
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	253,948
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	565,725
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	573,145
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,224,880
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	813,175
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27	11/16 at 100.00	N/R	351,372
11,360	Total Health Care			12,181,622
	Housing/Single Family – 0.7% (0.4% of Total Investments)
155	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	156,569
70	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	70,022
225	Total Housing/Single Family			226,591
	Long-Term Care – 13.9% (8.5% of Total Investments)
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	250,673
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB–	510,555
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	BBB–	485,882
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BBB–	257,195
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	274,410
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
250	5.000%, 2/01/35	2/24 at 100.00	BBB+	265,563
500	5.000%, 2/01/44	2/24 at 100.00	BBB+	526,155
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	102,496
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	No Opt. Call	A–	268,090
425	5.000%, 9/01/42	9/22 at 100.00	A–	448,490
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	485,552

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB–	$582,534
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	100,896
4,350	Total Long-Term Care			4,558,491
	Tax Obligation/General – 12.5% (7.7% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	534,205
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/32	3/24 at 100.00	AA+	537,050
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,914,530
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	576,180
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA	524,870
3,685	Total Tax Obligation/General			4,086,835
	Tax Obligation/Limited – 24.4% (15.0% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	1,045,909
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	351,204
625	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/27 – AGM Insured	3/23 at 100.00	AA	677,756
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	273,247
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42 Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:	1/22 at 100.00	A	462,628
180	4.875%, 3/01/33	3/23 at 100.00	BBB+	190,053
115	5.000%, 3/01/38	3/23 at 100.00	BBB+	121,061
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	542,225
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	329,973
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	479,247
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	368,687
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34	6/23 at 100.00	A	246,325
180	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/16 at 100.00	AA–	180,790
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	2/16 at 100.00	N/R	493,305
140	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	142,521
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	288,600

Nuveen Investments	45

NOM	Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	$254,260
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	622,242
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	2/16 at 100.00	N/R	340,112
400	5.500%, 11/01/27	2/16 at 100.00	N/R	400,148
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	2/16 at 100.00	N/R	200,210
8,865	Total Tax Obligation/Limited			8,010,503
	Transportation – 12.7% (7.8% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	381,294
1,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,112,960
2,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,657,124
3,835	Total Transportation			4,151,378
	U.S. Guaranteed – 11.1% (6.8% of Total Investments) (4)
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	668,256
200	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2006C, 5.000%, 5/01/36 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	AAA	210,520
110	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 4.125%, 1/01/21 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	A2 (4)	110,377
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	502,095
1,320	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/16 at 100.00	N/R (4)	1,556,465
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	585,690
3,230	Total U.S. Guaranteed			3,633,403
	Utilities – 14.7% (9.0% of Total Investments)
2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – BHAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	3,008,882
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A	399,028
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35 (WI/DD, Settling 12/17/15)	1/26 at 100.00	A	509,950
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	437,268
425	5.000%, 1/01/37	1/21 at 100.00	A2	460,840
4,640	Total Utilities			4,815,968

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.6% (5.3% of Total Investments)
$2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	$2,256,840
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	566,245
2,500	Total Water and Sewer			2,823,085
$50,770	Total Long-Term Investments (cost $50,160,355)			53,417,748
	Floating Rate Obligations – (6.8)%			(2,225,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (54.9)% (6)			(18,000,000)
	Other Assets Less Liabilities – (1.3)%			(423,548)
	Net Assets Applicable to Common Shares – 100%			$32,769,200

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	47

NNC
Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.3% (100.0% of Total Investments)
	Education and Civic Organizations – 21.7% (14.6% of Total Investments)
$30	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	$32,202
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	A–	3,246,887
1,000	5.125%, 4/01/43	4/22 at 100.00	A–	1,090,990
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,634,000
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,625,295
1,000	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38	4/19 at 100.00	AA+	1,110,450
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	586,785
250	5.000%, 3/01/28	3/22 at 100.00	AA+	290,070
500	5.000%, 3/01/29	3/22 at 100.00	AA+	576,615
500	5.000%, 3/01/32	3/22 at 100.00	AA+	569,750
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,371,475
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	1,836,874
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A2	1,764,017
1,000	5.000%, 4/01/33	4/23 at 100.00	A2	1,127,970
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,777,307
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,309,264
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	2/16 at 100.00	A	291,128
10,200	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	11,008,043
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	911,232
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,389,774
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,351,814
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,581,324
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A:
1,000	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,164,130
3,065	5.000%, 4/01/39	4/24 at 100.00	Aa3	3,482,545
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28	10/19 at 100.00	A3	1,116,590
1,000	5.375%, 10/01/29	10/19 at 100.00	A3	1,118,860
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	No Opt. Call	Aa3	1,423,813
48,320	Total Education and Civic Organizations			53,789,204

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 25.3% (17.1% of Total Investments)
$2,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	$3,025,908
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,814,743
4,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	5,171,660
2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,224,280
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A–	4,630,397
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	569,915
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	611,377
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,285,847
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,468,450
2,750	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,973,163
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	3,113,410
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,235,980
2,335	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	2,353,843
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	2,226,100
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	3,290,040
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A, 5.000%, 10/01/27	No Opt. Call	A–	2,629,386
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	2,262,640
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,175,651
3,295	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	2/16 at 100.00	AA–	3,302,644
750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	801,143
1,660	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	AA–	1,708,057
57,825	Total Health Care			62,874,634
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
725	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	N/R	748,258
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,315,167
2,985	Total Housing/Multifamily			3,063,425

Nuveen Investments	49

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.9% (1.3% of Total Investments)
$1,145	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	$1,156,851
2,030	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,162,721
1,480	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,488,569
4,655	Total Housing/Single Family			4,808,141
	Long-Term Care – 1.1% (0.7% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
700	5.400%, 10/01/27	10/16 at 100.00	N/R	717,094
1,500	5.500%, 10/01/31	10/16 at 100.00	N/R	1,527,675
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	463,856
2,650	Total Long-Term Care			2,708,625
	Materials – 0.6% (0.4% of Total Investments)
1,400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,414,784
	Tax Obligation/General – 5.8% (3.9% of Total Investments)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	Aa2	1,160,510
730	5.000%, 6/01/31	6/24 at 100.00	Aa2	844,194
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,067,406
	Durham, North Carolina, General Obligation Bonds, Series 2007:
2,820	5.000%, 4/01/21	4/17 at 100.00	AAA	2,978,315
1,475	5.000%, 4/01/22	4/17 at 100.00	AAA	1,559,739
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,194,701
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	5,733,623
13,010	Total Tax Obligation/General			14,538,488
	Tax Obligation/Limited – 18.7% (12.6% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,261,822
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,850,288
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Refunding Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,601,489
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,383,141
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA–	2,371,792
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA	1,096,990
500	5.000%, 6/01/29 – AGC Insured	6/19 at 100.00	AA	548,635
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	Aa3	587,875
946	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,008,805

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
$1,065	5.000%, 4/01/29	4/22 at 100.00	A1	$1,214,057
1,165	5.000%, 4/01/30	4/22 at 100.00	A1	1,323,685
1,000	5.000%, 4/01/31	4/22 at 100.00	A1	1,133,090
200	5.000%, 4/01/32	4/22 at 100.00	A1	225,996
	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C:
3,000	5.000%, 5/01/24	No Opt. Call	AA+	3,687,240
5,000	5.000%, 5/01/25	5/24 at 100.00	AA+	6,113,650
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	9,093,125
1,135	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	1,182,976
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,151,510
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,462,871
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,577,132
2,450	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA+	2,655,212
1,750	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,843,660
40,496	Total Tax Obligation/Limited			46,375,041
	Transportation – 23.0% (15.5% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	5,606,350
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	11,236
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	Aa3	3,412,903
3,000	5.000%, 7/01/28	7/24 at 100.00	Aa3	3,539,430
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	Aa3	1,528,688
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa3	1,561,330
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	10,460,700
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	3,054,752
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	572,922
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 – AGC Insured	1/19 at 100.00	AA	153,432
265	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	292,388
1,650	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,821,963
7,335	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	8,126,225
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	85,703
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,293,506
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,140,731
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,112,507
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,242,933
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	603,215

Nuveen Investments	51

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
$2,490	5.000%, 5/01/26	No Opt. Call	Aa3	$2,831,205
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,643,471
1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007, 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,046,230
62,195	Total Transportation			57,141,820
	U.S. Guaranteed – 21.5% (14.5% of Total Investments) (4)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
1,840	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	1,988,562
1,725	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	1,864,277
3,100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (4)	3,392,392
	Craven County, North Carolina, Certificates of Participation, Series 2007:
160	5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	170,403
3,000	5.000%, 6/01/27 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	3,195,060
2,225	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (4)	2,446,054
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (4)	449,960
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	AAA	126,113
180	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	220,293
2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	AAA	2,510,825
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,570,884
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25 (Pre-refunded 7/01/22)	7/22 at 100.00	AAA	4,250,890
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	2,047,231
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007:
500	5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	540,630
3,425	5.000%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	3,703,316
900	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	903,753
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	4,841,149
1,535	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	1,804,945
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
2,020	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	2,362,733
1,020	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	1,193,063
2,010	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	2,034,462
2,250	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	2,440,980
5,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (4)	5,324,350

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006:
$1,000	5.000%, 6/01/21 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	$1,023,650
1,430	5.000%, 6/01/23 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,463,820
1,505	5.000%, 6/01/24 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,540,593
48,665	Total U.S. Guaranteed			53,410,388
	Utilities – 3.3% (2.3% of Total Investments)
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,327,700
1,100	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,210,770
1,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/32	1/26 at 100.00	A	1,763,670
7,600	Total Utilities			8,302,140
	Water and Sewer – 24.2% (16.3% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,343,612
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28	8/18 at 100.00	AA+	468,040
1,005	5.000%, 8/01/35	8/18 at 100.00	AA+	1,105,138
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA+	2,480,571
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,134,740
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,735,270
1,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,089,920
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36	2/21 at 100.00	AA	4,417,924
1,250	5.000%, 2/01/41	2/21 at 100.00	AA	1,424,700
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	9,623,830
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA–	1,772,434
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33 – AGM Insured	6/25 at 100.00	AA	3,515,000
1,210	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	AA–	1,318,936
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA	693,306
2,100	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA	2,430,707
1,400	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	2/16 at 100.00	A+	1,405,474
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30	3/22 at 100.00	AAA	640,536
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,857,280

Nuveen Investments	53

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
$5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	$5,923,250
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,274,968
9,900	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37	6/17 at 100.00	AAA	10,459,449
53,405	Total Water and Sewer			60,115,085
$343,206	Total Long-Term Investments (cost $344,300,867)			368,541,775
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.3)% (5)			(125,000,000)
	Other Assets Less Liabilities – 2.0%			4,989,624
	Net Assets Applicable to Common Shares – 100%			$248,531,399

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.
(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

54	Nuveen Investments

NPV
Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.9% (100.0% of Total Investments)
	Consumer Staples – 5.7% (3.8% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$700	5.250%, 6/01/32	6/17 at 100.00	B	$695,499
700	5.625%, 6/01/47	6/17 at 100.00	B	651,217
73,500	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	2/16 at 11.73	BB–	6,387,150
325	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/16 at 100.00	BBB+	325,052
6,425	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	5,006,103
2,145	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	1,719,775
185	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/16 at 100.00	A3	185,011
83,980	Total Consumer Staples			14,969,807
	Education and Civic Organizations – 9.2% (6.2% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	No Opt. Call	A1	1,657,248
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	CCC	548,535
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,104,490
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,837,173
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,922,150
8,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	9,286,504
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,026,880
3,150	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	3,495,807
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	1,680,664
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	573,070
21,935	Total Education and Civic Organizations			24,132,521
	Health Care – 30.2% (20.2% of Total Investments)
5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	5,499,600
	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,545	5.000%, 9/01/27	9/17 at 100.00	A	1,617,569
250	5.000%, 9/01/37	9/17 at 100.00	A	259,770
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,351,113

Nuveen Investments	55

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	$3,743,854
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,111,040
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 11733, 15.201%, 11/15/29 (IF)	5/19 at 100.00	AA+	4,589,394
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,809,716
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	Baa1	1,161,572
2,500	5.250%, 6/15/23	No Opt. Call	Baa1	2,847,100
435	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA–	461,178
9,265	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	9,508,392
1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	AA–	1,692,705
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45	7/25 at 100.00	N/R	3,623,725
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,447,721
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
2,000	5.250%, 6/15/25	6/16 at 100.00	Baa1	2,025,840
2,000	5.250%, 6/15/26	6/16 at 100.00	Baa1	2,024,600
2,025	5.250%, 6/15/31	6/16 at 100.00	Baa1	2,045,716
7,395	5.250%, 6/15/37	6/16 at 100.00	Baa1	7,464,291
2,955	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	3,267,432
4,425	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	4,615,939
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,582,347
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,500	5.000%, 1/01/33	1/26 at 100.00	A+	1,701,375
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,124,260
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,045,840
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,349,622
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A2	1,134,281
72,910	Total Health Care			79,105,992
	Housing/Multifamily – 3.3% (2.2% of Total Investments)
880	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	3/16 at 100.00	AA	882,490
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	416,528
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	554,958
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A, 3.625%, 3/01/32	3/21 at 100.00	AA+	1,016,490
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	983,430
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	980,680
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	908,505

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,250	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40 (WI/DD, Settling 12/08/15)	12/24 at 100.00	AA+	$1,265,225
1,400	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,464,386
8,360	Total Housing/Multifamily			8,472,692
	Housing/Single Family – 5.6% (3.7% of Total Investments)
7,900	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	7,952,693
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5:
2,500	4.550%, 7/01/31	10/22 at 100.00	AAA	2,696,100
2,000	4.800%, 7/01/38	10/22 at 100.00	AAA	2,146,700
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	764,564
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,067,220
14,115	Total Housing/Single Family			14,627,277
	Long-Term Care – 7.0% (4.7% of Total Investments)
2,000	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Canterbury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	2,024,380
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	775,810
5,585	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	5,801,363
	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A:
1,000	4.750%, 10/01/26	10/16 at 100.00	A+	1,013,520
800	4.875%, 10/01/36	10/16 at 100.00	A+	808,584
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	878,596
3,590	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	3,602,421
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	1,005,650
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	1,500,270
1,000	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	1,004,600
18,350	Total Long-Term Care			18,415,194
	Tax Obligation/General – 10.2% (6.8% of Total Investments)
2,000	Alexandria, Virginia, General Obligation Bonds, Capital Improvement Series 2013, 5.000%, 6/15/16	No Opt. Call	AAA	2,051,620
1,440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	1,626,034
1,000	Chesterfield County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 1/01/16	No Opt. Call	AAA	1,004,200
5,350	Chesterfield County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2014B, 4.000%, 1/01/16	No Opt. Call	AAA	5,367,869
1,505	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2011A, 5.000%, 4/01/16	No Opt. Call	AAA	1,529,366
2,340	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2012C, 4.000%, 10/01/16	No Opt. Call	AA+	2,412,727
6,050	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	6,890,344
1,250	Richmond, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2014A, 5.000%, 3/01/19	No Opt. Call	AA+	1,408,638
1,535	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AAA	1,535,215

Nuveen Investments	57

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,350	Virginia Beach, Virginia, General Obligation Bonds, Series 2004B, 5.000%, 5/01/16	No Opt. Call	AAA	$1,377,149
1,500	Virginia Public School Authority, Special Obligation School Financing Bonds, Prince William County, Series 2014, 4.000%, 7/15/16	No Opt. Call	AAA	1,535,100
25,320	Total Tax Obligation/General			26,738,262
	Tax Obligation/Limited – 28.0% (18.7% of Total Investments)
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
555	5.250%, 7/15/25 – ACA Insured	7/16 at 100.00	N/R	486,341
520	5.500%, 7/15/35 – ACA Insured	7/16 at 100.00	N/R	416,598
610	Cumberland County, Virginia, Certificates of Participation, Series 1997, 6.375%, 7/15/17	No Opt. Call	N/R	642,110
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	601,644
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	100,580
2,840	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Complex Project, Refunding Series 2014, 5.000%, 5/15/16	No Opt. Call	AA+	2,902,366
4,000	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27	No Opt. Call	AA	4,531,520
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,124,927
500	5.250%, 1/01/36	1/22 at 100.00	A	551,030
	Government of Guam, Business Privilege Tax Bonds, Series 2015D:
3,000	5.000%, 11/15/31	11/25 at 100.00	A	3,375,570
3,000	5.000%, 11/15/33	11/25 at 100.00	A	3,356,820
925	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Refunding Series 2015, 5.000%, 6/15/19	No Opt. Call	A+	1,045,389
890	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	Aa2	954,427
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	601,946
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
5,085	0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	1,780,513
5,000	0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	CC	604,250
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	CC	2,222,336
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,924,000
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	5,115
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	776,948
95	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	No Opt. Call	N/R	96,494
1,000	Stafford County Economic Development Authority, Virginia, Public Project Lease Revenue Bonds, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA+	1,075,430
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,513,280
3,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,270,930
2,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	3,012,475
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,204,990

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	$1,107,490
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
600	5.000%, 10/01/32	10/22 at 100.00	BBB	641,838
1,725	5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,899,863
1,950	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,138,702
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A:
500	5.000%, 2/01/17	No Opt. Call	AA+	526,245
1,200	4.000%, 2/01/29	No Opt. Call	AA+	1,289,760
1,485	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2014A, 5.000%, 2/01/16	No Opt. Call	AA+	1,497,281
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 4B, 13.170%, 2/01/28 (IF) (4)	2/19 at 100.00	AA+	2,214,550
1,195	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012A, 5.000%, 9/15/16	No Opt. Call	Aa1	1,239,442
8,510	Virginia Public Building Authority, Public Facilities Revenue Bonds, Refunding Series 2015B, 5.000%, 8/01/16	No Opt. Call	AA+	8,779,851
1,500	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology Notes, Series 2011-XI, 5.000%, 4/15/16	No Opt. Call	AA+	1,527,105
1,615	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2012C, 5.000%, 8/01/16	No Opt. Call	AA+	1,666,325
5,260	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	No Opt. Call	AAA	6,025,961
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	2/16 at 100.00	AA	95,388
2,325	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2011, 5.000%, 5/15/17	No Opt. Call	AA+	2,473,986
1,000	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2006C, 5.000%, 5/15/23	No Opt. Call	AA+	1,020,420
87,390	Total Tax Obligation/Limited			73,322,236
	Transportation – 21.4% (14.2% of Total Investments)
1,000	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Refunding Bonds, Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	1,190,850
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32	7/28 at 100.00	BBB	1,551,380
4,125	0.000%, 7/15/40	7/28 at 100.00	BBB	3,024,863
1,000	0.000%, 7/15/40 – AGM Insured	7/28 at 100.00	AA	759,850
750	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	844,350
2,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,636,575
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,380	5.250%, 10/01/22	No Opt. Call	AA–	1,535,623
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,317,096
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,888,104
420	5.000%, 10/01/35	10/20 at 100.00	AA–	476,288
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	7,306,953

Nuveen Investments	59

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
$4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	$2,709,440
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	5,480,178
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	477,994
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	1,854,401
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	3,352,620
3,195	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	3,535,012
1,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,571,190
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	554,780
5,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,751,600
5,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	6,077,170
65,140	Total Transportation			55,896,317
	U.S. Guaranteed – 16.7% (11.1% of Total Investments) (5)
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	2,066,103
1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,121,790
2,300	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18 (Pre-refunded 5/15/16)	5/16 at 100.00	AA+ (5)	2,349,749
1,700	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	1,777,945
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	161,636
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2 (5)	868,415
1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22 (Pre-refunded 7/15/19)	7/19 at 100.00	AA+ (5)	1,139,400
4,000	Stafford County Economic Development Authority, Virginia, Public Project Lease Revenue Bonds, Series 2008, 5.000%, 4/01/33 – AGC Insured (Pre-refunded 4/01/18) (UB)	4/18 at 100.00	AA (5)	4,374,840
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A:
710	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (5)	732,017
2,490	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (5)	2,567,215
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
50	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	52,569
60	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	63,082
105	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	110,419
190	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	199,760
2,100	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	2,112,642
	Virginia Beach, Virginia, General Obligation Bonds, Series 2008:
4,500	5.000%, 10/01/27 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AAA	4,852,350
4,500	5.000%, 10/01/26 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AAA	4,852,350
1,820	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (5)	2,045,498
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 3B, 13.170%, 2/01/27 (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AA+ (5)	2,284,497
3,570	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	3,964,806

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$30	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	$33,318
1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, 5.000%, 10/01/19 (Pre-refunded 10/01/18)	10/18 at 100.00	AAA	1,113,500
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	1,846,330
2,855	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31 (Pre-refunded 1/01/17)	1/17 at 100.00	A+ (5)	2,996,066
39,870	Total U.S. Guaranteed			43,686,297
	Utilities – 2.7% (1.8% of Total Investments)
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,756,860
495	5.000%, 10/01/34	10/22 at 100.00	BBB	535,085
655	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	656,140
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	734,614
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,301,448
6,630	Total Utilities			6,984,147
	Water and Sewer – 9.9% (6.6% of Total Investments)
1,395	Fairfax County, Virginia, Sewer Revenue Bonds, Series 2012, 5.000%, 7/15/18	No Opt. Call	AAA	1,544,753
810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	914,215
6,500	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	No Opt. Call	AA+	7,321,990
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
1,265	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA	1,341,596
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	3,373,170
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,527,310
3,300	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	2/16 at 100.00	AAA	3,312,309
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	509,190
3,050	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.392%, 4/01/17 (IF)	No Opt. Call	AAA	3,949,079
23,320	Total Water and Sewer			25,793,612
$467,320	Total Long-Term Investments (cost $371,557,571)			392,144,354
	Floating Rate Obligations – (3.5)%			(9,250,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.9)% (6)			(128,000,000)
	Other Assets Less Liabilities – 2.5%			6,761,192
	Net Assets Applicable to Common Shares – 100%			$261,655,546

Nuveen Investments	61

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

62	Nuveen Investments

Statement of
	Assets and Liabilities	November 30, 2015 (Unaudited)

	Georgia		Maryland		Minnesota
	Dividend		Premium		Municipal
	Advantage 2		Income		Income
	(NKG	)	(NMY	)	(NMS	)
Assets
Long-term investments, at value (cost $210,462,174, $495,459,057 and $119,400,700, respectively)	$223,218,380		$518,109,098		$128,335,679
Cash	—		2,772,400		226,570
Receivable for:
Interest	3,364,874		8,411,027		1,563,972
Investments sold	2,650,280		1,700,000		2,021,375
Deferred offering costs	40,338		57,581		107,978
Other assets	1,575		17,454		1,462
Total assets	229,275,447		531,067,560		132,257,036
Liabilities
Cash overdraft	787,259		—		—
Floating rate obligations	3,245,000		16,410,000		—
Payable for:
Dividends	549,426		1,257,175		360,143
Interest	57,944		131,770		34,796
Investments purchased	1,151,450		1,500,000		991,563
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	75,000,000		167,000,000		44,100,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		—		—
Accrued expenses:
Management fees	113,780		257,967		72,619
Trustees fees	795		17,250		465
Other	74,170		143,505		62,088
Total liabilities	80,979,824		186,717,667		45,621,674
Net assets applicable to common shares	$148,295,623		$344,349,893		$86,635,362
Common shares outstanding	10,548,790		23,384,666		5,570,806
Net asset value ("NAV") per common share outstanding	$14.06		$14.73		$15.55
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$105,488		$233,847		$55,708
Paid-in surplus	142,400,950		329,579,850		78,340,594
Undistributed (Over-distribution of) net investment income	306,034		1,630,603		289,777
Accumulated net realized gain (loss)	(7,273,055)		(9,744,448)		(985,696)
Net unrealized appreciation (depreciation)	12,756,206		22,650,041		8,934,979
Net assets applicable to common shares	$148,295,623		$344,349,893		$86,635,362
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited
See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Assets and Liabilities (Unaudited) (continued)

			North
	Missouri		Carolina		Virginia
	Premium		Premium		Premium
	Income		Income		Income
	(NOM	)	(NNC	)	(NPV	)
Assets
Long-term investments, at value (cost $50,160,355, $344,300,867 and $371,557,571, respectively)	$53,417,748		$368,541,775		$392,144,354
Cash	518,144		752,081		992,439
Receivable for:
Interest	656,692		5,331,150		5,125,682
Investments sold	—		—		2,611,200
Deferred offering costs	89,050		62,273		420,141
Other assets	736		12,867		119,607
Total assets	54,682,370		374,700,146		401,413,423
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	2,225,000		—		9,250,000
Payable for:
Dividends	135,083		781,631		949,163
Interest	13,463		98,630		—
Investments purchased	1,507,435		—		1,246,875
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	18,000,000		125,000,000		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		—		128,000,000
Accrued expenses:
Management fees	25,455		183,551		197,632
Trustees fees	181		1,329		12,896
Other	6,553		103,606		101,311
Total liabilities	21,913,170		126,168,747		139,757,877
Net assets applicable to common shares	$32,769,200		$248,531,399		$261,655,546
Common shares outstanding	2,335,800		16,418,508		17,933,247
Net asset value ("NAV") per common share outstanding	$14.03		$15.14		$14.59
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$23,358		$164,185		$179,332
Paid-in surplus	30,797,113		224,035,968		251,079,554
Undistributed (Over-distribution of) net investment income	124,439		(161,199)		646,118
Accumulated net realized gain (loss)	(1,433,103)		251,537		(10,836,241)
Net unrealized appreciation (depreciation)	3,257,393		24,240,908		20,586,783
Net assets applicable to common shares	$32,769,200		$248,531,399		$261,655,546
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited
See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
	Operations	Six Months Ended November 30, 2015 (Unaudited)

	Georgia	Maryland		Minnesota
	Dividend	Premium		Municipal
	Advantage 2	Income		Income
	(NKG )	(NMY	)	(NMS	)
Investment Income	$4,907,705	$10,611,310		$2,964,173
Expenses
Management fees	693,076	1,572,438		399,575
Interest expense and amortization of offering costs	389,176	898,073		259,044
Liquidity fees	—	—		—
Remarketing fees	—	—		—
Custodian fees	16,352	31,336		13,002
Trustees fees	2,803	6,433		627
Professional fees	13,385	18,263		20,863
Shareholder reporting expenses	11,851	16,905		4,285
Shareholder servicing agent fees	9,705	14,438		4,631
Stock exchange listing fees	3,984	3,984		1,977
Investor relations expenses	6,101	12,017		6,779
Other	14,258	30,469		9,929
Total expenses	1,160,691	2,604,356		720,712
Net investment income (loss)	3,747,014	8,006,954		2,243,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,869,132)	287,634		142,858
Swaps	30,033	—		—
Change in net unrealized appreciation (depreciation) of:
Investments	2,358,589	2,240,432		363,485
Swaps	(25,771)	—		—
Net realized and unrealized gain (loss)	493,719	2,528,066		506,343
Net increase (decrease) in net assets applicable to common shares from operations	$4,240,733	$10,535,020		$2,749,804
See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Operations (Unaudited) (continued)

			North
	Missouri		Carolina		Virginia
	Premium		Premium		Premium
	Income		Income		Income
	(NOM	)	(NNC	)	(NPV	)
Investment Income	$1,159,359		$6,847,776		$8,067,637
Expenses
Management fees	154,964		1,117,473		1,203,281
Interest expense and amortization of offering costs	109,004		639,012		97,618
Liquidity fees	—		—		596,434
Remarketing fees	—		—		65,064
Custodian fees	7,712		23,365		25,516
Trustees fees	636		4,688		4,887
Professional fees	12,214		12,260		19,127
Shareholder reporting expenses	5,138		17,154		14,137
Shareholder servicing agent fees	9,283		10,618		5,006
Stock exchange listing fees	257		3,984		3,984
Investor relations expenses	1,935		9,507		10,481
Other	15,011		34,871		45,107
Total expenses	316,154		1,872,932		2,090,642
Net investment income (loss)	843,205		4,974,844		5,976,995
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,637		407,568		1,956,268
Swaps	—		50,670		—
Change in net unrealized appreciation depreciation of:
Investments	284,573		1,939,350		(33,199)
Swaps	—		(43,394)		—
Net realized and unrealized gain (loss)	286,210		2,354,194		1,923,069
Net increase (decrease) in net assets applicable to common shares from operations	$1,129,415		$7,329,038		$7,900,064
See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
	Changes in Net Assets	(Unaudited)

	Georgia Dividend Advantage 2 (NKG)		Maryland Premium Income (NMY)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	11/30/15	5/31/15
Operations
Net investment income (loss)	$3,747,014	$7,079,663	$8,006,954	$16,259,712
Net realized gain (loss) from:
Investments	(1,869,132)	(187,934)	287,634	(107,770)
Swaps	30,033	(26,267)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,358,589	(178,872)	2,240,432	(2,597,396)
Swaps	(25,771)	25,771	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	4,240,733	6,712,361	10,535,020	13,554,546
Distributions to Common Shareholders
From net investment income	(3,386,162)	(6,778,652)	(7,818,118)	(15,914,760)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,386,162)	(6,778,652)	(7,818,118)	(15,914,760)
Capital Share Transactions
Common shares:
Issued in the mergers	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	(2,667,056)	(6,349,466)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(2,667,056)	(6,349,466)
Net increase (decrease) in net assets applicable to common shares	854,571	(66,291)	49,846	(8,709,680)
Net assets applicable to common shares at the beginning of period	147,441,052	147,507,343	344,300,047	353,009,727
Net assets applicable to common shares at the end of period	$148,295,623	$147,441,052	$344,349,893	$344,300,047
Undistributed (Over-distribution of) net investment income at the end of period	$306,034	$(54,818)	$1,630,603	$1,441,767
See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (Unaudited) (continued)

	Minnesota Municipal Income (NMS)			Missouri Premium Income (NOM)
	Six Months	Eleven Months	Ten Months	Six Months	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	6/30/14	11/30/15	5/31/15
Operations
Net investment income (loss)	$2,243,461	$3,821,718	$2,950,251	$843,205	$1,444,405
Net realized gain (loss) from:
Investments	142,858	461,955	(616,939)	1,637	(503,022)
Swaps	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	363,485	(609,648)	5,934,559	284,573	109,671
Swaps	—	—	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	(22,615)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	2,749,804	3,674,025	8,245,256	1,129,415	1,051,054
Distributions to Common Shareholders
From net investment income	(2,264,533)	(4,040,464)	(3,068,590)	(854,607)	(1,707,170)
From accumulated net realized gains	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,264,533)	(4,040,464)	(3,068,590)	(854,607)	(1,707,170)
Capital Share Transactions
Common shares:
Issued in the mergers	—	22,239,676	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	27,351	51,510
Cost of shares repurchased and retired	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	22,239,676	—	27,351	51,510
Net increase (decrease) in net assets applicable to common shares	485,271	21,873,237	5,176,666	302,159	(604,606)
Net assets applicable to common shares at the beginning of period	86,150,091	64,276,854	59,100,188	32,467,041	33,071,647
Net assets applicable to common shares at the end of period	$86,635,362	$86,150,091	$64,276,854	$32,769,200	$32,467,041
Undistributed (Over-distribution of) net investment income at the end of period	$289,777	$310,849	$456,615	$124,439	$135,841
See accompanying notes to financial statements.

68	Nuveen Investments

	North Carolina Premium Income (NNC)		Virginia Premium Income (NPV)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	11/30/15	5/31/15
Operations
Net investment income (loss)	$4,974,844	$10,022,650	$5,976,995	$12,846,517
Net realized gain (loss) from:
Investments	407,568	(264,727)	1,956,268	(5,277,985)
Swaps	50,670	(46,000)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,939,350	2,100,259	(33,199)	6,376,290
Swaps	(43,394)	43,394	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	7,329,038	11,855,576	7,900,064	13,944,822
Distributions to Common Shareholders
From net investment income	(4,829,432)	(10,159,312)	(6,348,370)	(13,408,689)
From accumulated net realized gains	—	(466,996)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,829,432)	(10,626,308)	(6,348,370)	(13,408,689)
Capital Share Transactions
Common shares:
Issued in the mergers	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(287,244)	(1,401,812)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(287,244)	(1,401,812)	—	—
Net increase (decrease) in net assets applicable to common shares	2,212,362	(172,544)	1,551,694	536,133
Net assets applicable to common shares at the beginning of period	246,319,037	246,491,581	260,103,852	259,567,719
Net assets applicable to common shares at the end of period	$248,531,399	$246,319,037	$261,655,546	$260,103,852
Undistributed (Over-distribution of) net investment income at the end of period	$(161,199)	$(306,611)	$646,118	$1,017,493
See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
	Cash Flows	Six Months Ended November 30, 2015 (Unaudited)

	Georgia	Maryland	Minnesota
	Dividend	Premium	Municipal
	Advantage 2	Income	Income
	(NKG )	(NMY )	(NMS )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,240,733	$10,535,020	$2,749,804
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(12,162,638)	(53,458,164)	(13,358,596)
Proceeds from sales and maturities of investments	11,354,468	52,196,008	17,396,221
Proceeds from (Payments for) swap contracts, net	30,033	—	—
Investment transaction adjustments, net	(2,354)	15,518	19,584
Taxes paid on undistributed capital gains	(379)	(729)	(17,920)
Amortization (Accretion) of premiums and discounts, net	628,284	1,418,802	(318,798)
Amortization of deferred offering costs	65,272	64,528	90,443
(Increase) Decrease in:
Credit default swaps premiums paid	195,243	—	—
Receivable for interest	(36,396)	430,855	(99,071)
Receivable for investments sold	(2,650,280)	8,935,000	(1,919,730)
Other assets	3,267	922	3,197
Increase (Decrease) in:
Payable for common shares repurchased and retired	—	(43,645)	—
Payable for interest	(8,076)	(18,072)	(4,773)
Payable for investments purchased	1,151,450	473,345	(3,926,295)
Accrued management fees	(3,743)	(9,643)	(4,966)
Accrued Trustees fees	(26)	2,021	(16)
Accrued other expenses	(28,149)	(28,659)	(31,028)
Net realized (gain) loss from:
Investments	1,869,132	(287,634)	(142,858)
Swaps	(30,033)	—	—
Change in net unrealized (appreciation) depreciation of:
Investments	(2,358,589)	(2,240,432)	(363,485)
Swaps	25,771	—	—
Net cash provided by (used in) operating activities	2,282,990	17,985,041	71,713
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	787,259	(4,278,239)	—
Floating rate obligations	—	(400,000)	—
Payable for offering costs	(47,791)	(41,803)	(48,530)
Cash distributions paid to common shareholders	(3,380,171)	(7,825,543)	(2,276,243)
Cost of common shares repurchased and retired	—	(2,667,056)	—
Net cash provided by (used in) financing activities	(2,640,703)	(15,212,641)	(2,324,773)
Net Increase (Decrease) in Cash	(357,713)	2,772,400	(2,253,060)
Cash at the beginning of period	357,713	—	2,479,630
Cash at the end of period	$—	$2,772,400	$226,570

	Georgia		Maryland		Minnesota
	Dividend		Premium		Municipal
	Advantage 2		Income		Income
Supplemental Disclosure of Cash Flow Information	(NKG	)	(NMY	)	(NMS	)
Cash paid for interest (excluding amortization of offering costs)	$379,770		$893,420		$221,418
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		—

See accompanying notes to financial statements.

70	Nuveen Investments

	Missouri	North Carolina	Virginia
	Premium	Premium	Premium
	Income	Income	Income
	(NOM )	(NNC )	(NPV )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$1,129,415	$7,329,038	$7,900,064
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	$(3,421,637)	(18,447,145)	(46,700,965)
Proceeds from sales and maturities of investments	902,249	16,243,776	42,264,713
Proceeds from (Payments for) swap contracts, net	—	50,670	—
Investment transaction adjustments, net	(3,046)	(2,979)	(55,706)
Taxes paid on undistributed capital gains	—	(11,644)	(51)
Amortization (Accretion) of premiums and discounts, net	45,008	1,332,229	528,687
Amortization of deferred offering costs	89,300	24,938	7,608
(Increase) Decrease in:
Credit default swaps premiums paid	—	337,915	—
Receivable for interest	(6,404)	12,982	249,597
Receivable for investments sold	1,954,688	5,891,621	12,763,800
Other assets	(336)	1,625	(5,192)
Increase (Decrease) in:
Payable for common shares repurchased and retired	—	—	—
Payable for interest	(1,923)	(13,528)	—
Payable for investments purchased	1,046,708	—	(7,710,280)
Accrued management fees	(820)	(5,716)	(6,616)
Accrued Trustees fees	(6)	(9,587)	1,541
Accrued other expenses	(22,468)	(4,894)	(25,766)
Net realized (gain) loss from:
Investments	(1,637)	(407,568)	(1,956,268)
Swaps	—	(50,670)	—
Change in net unrealized (appreciation) depreciation of:
Investments	(284,573)	(1,939,350)	33,199
Swaps	—	43,394	—
Net cash provided by (used in) operating activities	1,424,518	10,375,107	7,288,365
Cash Flows from Financing Activities
Increase (Decrease) in:
Cash overdraft	—	(4,504,811)	—
Floating rate obligations	—	—	—
Payable for offering costs	(128,118)	—	—
Cash distribution paid to common shareholders	(826,997)	(4,830,971)	(6,417,988)
Cost of common shares repurchased and retired	—	(287,244)	—
Net cash provided by (used in) financing activities	(955,115)	(9,623,026)	(6,417,988)
Net Increase (Decrease) in Cash	469,403	752,081	870,377
Cash at beginning of period	48,741	—	122,062
Cash at end of period	$518,144	$752,081	$992,439

	Missouri		North Carolina		Virginia
	Premium		Premium		Premium
	Income		Income		Income
Supplemental Disclosure of Cash Flow Information	(NOM	)	(NNC	)	(NPV	)
Cash paid for interest (excluding amortization of offering costs)	$88,224		$627,603		$90,011
Non-cash financing activities not included herein consists of reinvestments of common share distributions	27,351		—		—
See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Shares Repurchased and Retired	Ending NAV	Ending Share Price
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2016(g)	$13.98	$0.36	$0.04	$—		$—		$0.40	$(0.32)	$—	$(0.32)	$—	$14.06	$13.15
2015	13.98	0.67	(0.03)	—		—		0.64	(0.64)	—	(0.64)	—	13.98	12.81
2014	14.58	0.54	(0.50)	—		—		0.04	(0.64)	—	(0.64)	—	13.98	12.98
2013	14.71	0.60	(0.06)	—		—		0.54	(0.67)	—	(0.67)	—	14.58	13.39
2012	13.78	0.61	1.01	—		—		1.62	(0.69)	—	(0.69)	—	14.71	14.73
2011	14.21	0.65	(0.36)	—		—		0.29	(0.72)	—	(0.72)	—	13.78	13.92

Maryland Premium Income (NMY)
Year Ended 5/31:
2016(g)	14.59	0.34	0.11	—		—		0.45	(0.33)	—	(0.33)	0.02	14.73	12.49
2015	14.64	0.68	(0.10)	—		—		0.58	(0.67)	—	(0.67)	0.04	14.59	12.53
2014	15.56	0.60	(0.85)	—		—		(0.25)	(0.67)	—	(0.67)	—	14.64	12.91
2013	15.68	0.58	0.07	—		—		0.65	(0.77)	—	(0.77)	—	15.56	13.82
2012	14.37	0.68	1.40	—		—		2.08	(0.77)	—	(0.77)	—	15.68	15.64
2011	14.77	0.80	(0.43)	(0.01)		—		0.36	(0.76)	—	(0.76)	—	14.37	14.00

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

	Based	Ending			Net				Net
Based	on	Net			Investment				Investment	Portfolio
on	Share	Assets			Income				Income	Turnover
NAV (b)	Price (b)	(000)	Expenses	(e)	(Loss)		Expenses	(e)	(Loss)	Rate	(f)

2.90%	5.23%	$148,296	1.58	%*	5.10	%*	N/A		N/A	5%
4.65	3.76	147,441	1.62		4.77		N/A		N/A	7
0.56	2.17	147,507	3.03		4.04		N/A		N/A	20
3.68	(4.83)	153,832	2.66		4.09		N/A		N/A	18
12.04	11.12	67,039	2.95		4.30		N/A		N/A	11
2.13	4.84	62,777	2.79		4.64		2.75%		4.68%	4

3.28	2.39	344,350	1.52	*	4.68	*	N/A		N/A	10
4.28	2.29	344,300	1.55		4.65		N/A		N/A	23
(1.38)	(1.43)	353,010	2.87		4.25		N/A		N/A	20
4.18	(7.10)	375,162	2.58		4.12		N/A		N/A	17
14.82	17.69	167,208	2.91		4.54		N/A		N/A	7
2.53	2.32	153,082	2.10		5.48		N/A		N/A	6

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Georgia Dividend Advantage 2 (NKG) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2016(g)	0.53	%*
2015	0.54
2014	1.89
2013	1.51
2012	1.56
2011	1.60

Maryland Premium Income (NMY)
Year Ended 5/31:
2016(g)	0.52	%*
2015	0.52
2014	1.81
2013	1.46
2012	1.56
2011	1.00

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended November 30, 2015.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Preferred Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
Minnesota Municipal Income (NMS)
Year Ended 5/31:
2016(h)	$15.46	$0.40	$0.10	$—	$—		$0.50	$(0.41)	$—	$(0.41)	$15.55	$14.50
2015(f)	15.50	0.74	0.03	—	—		0.77	(0.81)	—	(0.81)	15.46	14.95
Year Ended 6/30:
2014(g)	14.25	0.71	1.29	(0.01)	—		1.99	(0.74)	—	(0.74)	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90	(1.90)	(0.02)	—		(1.02)	(0.89)	—	(0.89)	14.25	14.82
2012	14.56	0.90	1.56	(0.02)	—		2.44	(0.84)	—	(0.84)	16.16	17.52
2011	15.28	0.88	(0.71)	(0.03)	—		0.14	(0.86)	—	(0.86)	14.56	15.37
2010	13.39	0.92	1.91	(0.03)	—		2.80	(0.91)	—	(0.91)	15.28	15.70

Missouri Premium Income (NOM)
Year Ended 5/31:
2016(h)	13.91	0.36	0.13	—	—		0.49	(0.37)	—	(0.37)	14.03	15.35
2015	14.19	0.62	(0.17)	—	—		0.45	(0.73)	—	(0.73)	13.91	15.27
2014	14.61	0.65	(0.34)	—	—		0.31	(0.73)	—	(0.73)	14.19	15.08
2013	14.62	0.66	0.06	—	—		0.72	(0.73)	—	(0.73)	14.61	16.04
2012	13.19	0.69	1.52	—	—		2.21	(0.78)	—	(0.78)	14.62	16.90
2011	13.55	0.78	(0.35)	(0.01)	—		0.42	(0.78)	—	(0.78)	13.19	13.88

(a)
The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares ("RPS") and ARPS for Minnesota Municipal Income (NMS) and Missouri Premium Income (NOM), respectively.

(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Share
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	(Loss)		Rate	(e)

3.25%	(0.25)%	$86,635	1.68	%*	5.22	%*	10%
5.02	(4.37)	86,150	1.80	*	5.19	*	14

14.33	16.61	64,277	1.64	*	5.75	*	8

(6.77)	(10.99)	59,100	1.35		5.68		11
17.25	19.91	67,029	1.42		5.82		6
1.30	3.73	60,408	1.46		6.25		10
21.66	12.86	63,358	1.29		6.46		16

3.54	3.15	32,769	1.95	*	5.20	*	2
3.21	6.50	32,467	2.80		4.38		8
2.52	(0.83)	33,072	2.86		4.85		21
4.98	(0.67)	34,011	2.77		4.45		12
17.16	28.21	33,979	2.95		4.93		13
3.22	(11.29)	30,595	2.30		5.90		11

(c)
Ratios do not reflect the effect of dividend payments to RPS and ARPS shareholders, during periods when RPS and ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS, ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June 30, 2014 and prior, Minnesota Municipal Income's (NMS) includes the RPS of Minnesota Municipal Income Portfolio (MXA).

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Minnesota Municipal Income (NMS)
Year Ended 5/31:
2016(h)	0.60	%*
2015(f)	0.61	*
Year Ended 6/30:
2014(g)	0.18	*
Year Ended 8/31:
2013	—
2012	—
2011	—
2010	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2016(h)	0.67	%*
2015	1.44
2014	1.51
2013	1.45
2012	1.55
2011	0.93

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
(h)	For the six months ended November 30, 2015.
*	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
North Carolina Premium Income (NNC)
Year Ended 5/31:
2016(g)	$14.98	$0.30	$0.15	$—	$—		$0.45	$(0.29)	$—	$(0.29)	$—	*	$15.14	$12.94
2015	14.90	0.61	0.11	—	—		0.72	(0.62)	(0.03)	(0.65)	0.01		14.98	12.95
2014	15.02	0.54	(0.06)	—	—		0.48	(0.60)	—	(0.60)	—		14.90	13.24
2013	15.30	0.56	(0.17)	—	—		0.39	(0.67)	—	(0.67)	—		15.02	13.88
2012	14.34	0.57	1.10	—	—		1.67	(0.71)	—	(0.71)	—		15.30	15.97
2011	14.72	0.69	(0.32)	(0.01)	—		0.36	(0.74)	—	(0.74)	—		14.34	14.41

Virginia Premium Income (NPV)
Year Ended 5/31:
2016(g)	14.50	0.33	0.11	—	—		0.44	(0.35)	—	(0.35)	—		14.59	13.61
2015	14.47	0.72	0.06	—	—		0.78	(0.75)	—	(0.75)	—		14.50	13.39
2014	15.38	0.71	(0.89)	—	—		(0.18)	(0.72)	(0.01)	(0.73)	—		14.47	13.39
2013	15.60	0.66	(0.10)	—	—		0.56	(0.76)	(0.02)	(0.78)	—		15.38	14.32
2012	14.42	0.68	1.32	—	—		2.00	(0.80)	(0.02)	(0.82)	—		15.60	17.05
2011	14.73	0.77	(0.27)	(0.01)	—		0.49	(0.80)	—	(0.80)	—		14.42	14.92

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	(Loss)		Rate	(f)

3.06%	2.22%	$248,531	1.52	%**	4.04	%**	4%
4.91	2.72	246,319	1.54		4.03		12
3.54	0.10	246,492	2.81		3.85		17
2.50	(9.16)	248,601	2.72		3.88		17
11.88	16.23	97,497	3.28		3.85		18
2.57	(1.27)	91,256	2.49		4.77		10

3.11	4.33	261,656	1.61	**	4.62	**	11
5.45	5.72	260,104	1.67	(e)	4.91	(e)	17
(0.79)	(0.93)	259,568	2.25		5.15		19
3.56	(11.76)	275,865	2.57		4.19		21
14.26	20.61	141,099	2.78		4.49		12
3.48	(0.58)	130,032	2.11		5.36		12

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

North Carolina Premium Income (NNC)
Year Ended 5/31:
2016(g)	0.52	%**
2015	0.52
2014	1.70
2013	1.60
2012	1.71
2011	1.29

Virginia Premium Income (NPV)
Year Ended 5/31:
2016(g)	0.59	%**
2015	0.59
2014	1.18
2013	1.44
2012	1.41
2011	0.93

(e)
During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net Investment
Virginia Premium Income (NPV)	Expenses	Income (Loss	)
Year Ended 5/31:
2015	1.70%	4.88%

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended November 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2016(c)	$—	$—	$75,000	$297,727
2015	—	—	75,000	296,588
2014	—	—	75,000	296,676
2013	74,945	30.53	—	—
2012	32,265	30.78	—	—
2011	32,265	29.46	—	—

Maryland Premium Income (NMY)
Year Ended 5/31:
2016(c)	—	—	167,000	306,198
2015	—	—	167,000	306,168
2014	—	—	167,000	311,383
2013	166,144	32.58	—	—
2012	74,593	32.42	—	—
2011	74,593	30.52	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013		2012	2011
Georgia Dividend Advantage 2 (NKG)
Series 2015 (NKG PRC)
Ending Market Value per Share	$—		$10.08		$10.10	$10.06
Average Market Value per Share	10.03	Δ	10.08		10.07	10.02
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—		10.10		—	—
Average Market Value per Share	10.04	Δ	10.07	Ω	—	—
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—		10.12		—	—
Average Market Value per Share	10.03	Δ	10.07	Ω	—	—

Maryland Premium Income (NMY)
Series 2015 (NMY PRC)
Ending Market Value per Share	—		10.06		10.06	10.09
Average Market Value per Share	10.04	Δ	10.09		10.10	10.04
Series 2016 (NMY PRD)
Ending Market Value per Share	—		10.16		10.11	10.10
Average Market Value per Share	10.07	Δ	10.17		10.14	10.04	^
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—		10.05		—	—
Average Market Value per Share	10.03	Δ	10.07	ΩΩ	—	—
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	Δ	10.07	ΩΩ	—	—
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—		10.05		—	—
Average Market Value per Share	10.04	Δ	10.08	ΩΩ	—	—
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—		10.13		—	—
Average Market Value per Share	10.07	Δ	10.14	ΩΩ	—	—

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2015.
^	For the period March 15, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
Δ	For the period June 1, 2013 through May 30, 2014.
See accompanying notes to financial statements.

78	Nuveen Investments

	RPS at the End of Period			MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate	Asset		Aggregate	Asset	Aggregate	Asset
	Amount	Coverage		Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000		Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share		(000)	Share	(000)	Share
Minnesota Municipal Income (NMS)
Year Ended 5/31:
2016(d)	$—	$—		$—	$—	$44,100	$296,452
2015(b)	—	—		—	—	44,100	295,352
Year Ended 6/30:
2014(c)	—	—		—	—	31,100	307	*
Year Ended 8/31:
2013	31,100	73	*	—	—	—	—
2012	31,100	79	*	—	—	—	—
2011	31,100	74	*	—	—	—	—
2010	31,100	76	*	—	—	—	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2016(d)	—	—		—	—	18,000	282,051
2015	—	—		—	—	18,000	280,372
2014	—	—		17,880	28.50	—	—
2013	—	—		17,880	29.02	—
2012	—	—		17,880	29.00	—	—
2011	—	—		17,880	27.11	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015		2014	2013	2012	2011
Missouri Premium Income (NOM)
Series 2015 (NOM PRC)
Ending Market Value per Share	$—		$10.06	$10.03	$10.40	$13.88
Average Market Value per Share	10.03	ΔΔ	10.04	10.08	9.98	15.41	Δ

(b)	For the eleven months ended May 31, 2015.
(c)	For the ten months ended June 30, 2014.
(d)	For the six months ended November 30, 2015.
Δ	For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.
ΔΔ	For the period June 1, 2014, through February 9, 2015.
See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
North Carolina Premium Income (NNC)
Year Ended 5/31:
2016(c)	$—	$—	$125,000	$298,825	$—	$—
2015	—	—	125,000	297,055	—	—
2014	—	—	125,000	297,193	—	—
2013	124,860	29.91	—	—	—	—
2012	49,835	29.56	—	—	—	—
2011	49,835	28.31	—	—	—	—

Virginia Premium Income (NPV)
Year Ended 5/31:
2016(c)	—	—	—	—	128,000	304,418
2015	—	—	—	—	128,000	303,206
2014	—	—	—	—	128,000	302,787
2013	127,408	31.65	—	—	—	—
2012	61,408	32.98	—	—	—	—
2011	61,408	31.18	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013		2012	2011
North Carolina Premium Income (NNC)
Series 2015 (NNC PRC)
Ending Market Value per Share	$—		$10.07		$10.11	$10.04
Average Market Value per Share	10.03	^	10.10		10.09	10.04
Series 2016 (NNC PRD)
Ending Market Value per Share	—		10.08		10.10	10.00
Average Market Value per Share	10.04	^	10.09		10.07	9.94	Δ
Series 2015 (NNC PRE)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	^	10.073		—	—
Series 2015-1 (NNC PRF)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	^	10.07	Ω	—	—
Series 2015-1 (NNC PRG)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	^	10.07	Ω	—	—
Virginia Premium Income (NPV)
Series 2014 (NPV PRA)
Ending Market Value per Share	—		10.03		10.12	10.03
Average Market Value per Share	10.01	^^	10.08		10.10	10.02	*
Series 2015 (NPV PRC)
Ending Market Value per Share	—		10.09		10.13	10.01
Average Market Value per Share	10.04	^^	10.09		10.09	10.07
Series 2014 (NPV PRD)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.04	^^	10.09	ΩΩ	—	—
Series 2014-1 (NPV PRE)(b)
Ending Market Value per Share	—		10.09		—	—
Average Market Value per Share	10.04	^^	10.09	ΩΩ	—	—

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2015.
Δ	For the period December 14, 2010 (first issuance date of shares) through May 31, 2011.
*	For the period March 14, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.
See accompanying notes to financial statements.

80	Nuveen Investments

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) ("Georgia Dividend Advantage 2 (NKG)")
•	Nuveen Maryland Premium Income Municipal Fund (NMY) ("Maryland Premium Income (NMY)")
•	Nuveen Minnesota Municipal Income Fund (NMS) ("Minnesota Municipal Income (NMS)")
•	Nuveen Missouri Premium Income Municipal Fund (NOM) ("Missouri Premium Income (NOM)")
•	Nuveen North Carolina Premium Income Municipal Fund (NNC) ("North Carolina Premium Income (NNC)")
•	Nuveen Virginia Premium Income Municipal Fund (NPV) ("Virginia Premium Income (NPV)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Common shares of Georgia Dividend Advantage 2 (NKG), Maryland Premium Income (NMY), Minnesota Municipal Income (NMS) North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) are traded on the NYSE while common shares of Missouri Premium Income (NOM) are traded on the NYSE MKT. Georgia Dividend Advantage 2 (NKG), Minnesota Municipal Income (NMS) and Missouri Premium Income (NOM) were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. Maryland Premium Income (NMY), North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is November 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Georgia		Maryland		Minnesota		Missouri		Virginia
	Dividend		Premium		Municipal		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NPV	)
Outstanding when-issued/delayed delivery purchase commitments	$1,151,450		$1,500,000		$991,563		$1,507,435		$1,246,875
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statements of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

82	Nuveen Investments

Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level33 depending on the priority of the significant inputs.
Price of swaps contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Georgia Dividend Advantage 2 (NKG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$223,218,380	$—	$223,218,380
Maryland Premium Income (NMY)
Long-Term Investments*:
Municipal Bonds	$—	$516,268,613	$—	$516,268,613
Common Stocks	1,840,485	—	—	1,840,485
Total	$1,840,485	$516,268,613	$—	$518,109,098
Minnesota Municipal Income (NMS)
Long-Term Investments*:
Municipal Bonds	$—	$128,335,679	$—	$128,335,679
Missouri Premium Income (NOM)
Long-Term Investments*:
Municipal Bonds	$—	$53,417,748	$—	$53,417,748
North Carolina Premium Income (NNC)
Long-Term Investments*:
Municipal Bonds	$—	$368,541,775	$—	$368,541,775
Virginia Premium Income (NPV)
Long-Term Investments*:
Municipal Bonds	$—	$392,144,354	$—	$392,144,354

*	Refer to the Fund's Portfolio of Investments for industry classifications.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's

84	Nuveen Investments

borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Floating Rate Obligations Outstanding	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Floating rate obligations: self-deposited Inverse Floaters	$3,245,000		$16,410,000		$—		$2,225,000		$—		$9,250,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000		—		—		—		—		20,070,000
Total	$8,880,000		$16,410,000		$—		$2,225,000		$—		$29,320,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Self-Deposited Inverse Floaters	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Average floating rate obligations outstanding	$3,245,000		$16,807,814		$—		$2,225,000		$—		$9,250,000
Average annual interest rate and fees	0.66%		0.65%		—%		0.21%		—%		0.31%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Floating Rate Obligations – Recourse Trusts	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$—		$10,735,000		$—		$—		$—		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—		—		—		—		—		13,330,000
Total	$—		$10,735,000		$—		$—		$—		$13,330,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swaps premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable.
Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations.
For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of "Unrealized appreciation or depreciation on credit default swaps (, net)" on the Statement of Assets and Liabilities.
Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities.
During the current fiscal period, Georgia Dividend Advantage 2 (NKG) and North Carolina Premium Income (NNC) invested in credit default swaps to manage credit risk by purchasing credit protection. These swap contracts were terminated before the end of the reporting period.

86	Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

North
	Georgia		Carolina
	Dividend		Premium
	Advantage 2		Income
	(NKG	)	(NNC	)
Average notional amount of credit default swap contracts outstanding*	$303,333		$523,333

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

				Change in Net
				Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Georgia Dividend Advantage 2 (NKG)	Credit	Swaps	$30,033	$(25,771)
North Carolina Premium Income (NNC)	Credit	Swaps	50,670	(43,394)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Share Transactions
Transactions in common shares during the Funds' current and prior fiscal period were as follows:

	Georgia Dividend Advantage 2 (NKG)		Maryland Premium Income (NMY)		Minnesota Municipal Income (NMS)
						Eleven
	Six Months	Year	Six Months	Year	Six Months	Months	Ten Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	11/30/15	5/31/15	11/30/15	5/31/15	6/30/14
Common shares:
Shares sold	—	—	—	—	—	2	—
Issued in the mergers	—	—	—	—	—	1,424,061	—
Repurchased and retired	—	—	(215,900)	(504,100)	—	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	$12.33	$12.58	—	—	—
Discount per share repurchased and retired	—	—	15.22%	13.98%	—	—	—

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

	Missouri Premium Income (NOM)		North Carolina Premium Income (NNC)		Virginia Premium Income (NPV)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	11/30/15	5/31/15	11/30/15	5/31/15
Common shares:
Issued to shareholders due to reinvestment of distributions	1,939	3,566	—	—	—	—
Repurchased and retired	—	—	(22,500)	(107,500)	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	$12.75	$13.02	—	—
Discount per share repurchased and retired	—	—	15.01%	13.79%	—	—
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund was as follows:

			Shares
			Outstanding at
			$100,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Georgia Dividend Advantage 2 (NKG)	2017	750	$75,000,000
Maryland Premium Income (NMY)	2017	1,670	$167,000,000
Minnesota Municipal Income (NMS)	2017	441	$44,100,000
Missouri Premium Income (NOM)	2018	180	$18,000,000
North Carolina Premium Income (NNC)	2017	1,250	$125,000,000
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund ("Optional Redemption Date"), subject to payment of premium for one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund's series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Georgia Dividend Advantage 2 (NKG)	2017	June 1, 2017	June 1, 2015	May 31, 2015
Maryland Premium Income (NMY)	2017	June 1, 2017	June 1, 2015	May 31, 2015
Minnesota Municipal Income (NMS)	2017	May 1, 2017	May 1, 2015	April 30, 2015
Missouri Premium Income (NOM)	2018	March 1, 2018	February 1, 2016	January 31, 2016
North Carolina Premium Income (NNC)	2017	March 1, 2017	March 1, 2015	April 30, 2015

88	Nuveen Investments

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina
	Dividend		Premium		Municipal		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)
Average liquidation value of VMTP Shares outstanding	$75,000,000		$167,000,000		$44,100,000		$18,000,000		$125,000,000
Annualized dividend rate	0.96%		0.98%		0.98%		0.93%		0.98%
VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
Virginia Premium Income (NPV) has issued and outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Virginia Premium Income (NPV)	1	1,280	$128,000,000	August 3, 2043
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.
The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Virginia
	Premium
	Income
	(NPV	)
Average liquidation value of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	0.12%

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)
For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2015
		NYSE MKT
	Series	Ticker	Shares	Amount
Missouri Premium Income (NOM)
MTP Shares redeemed	2015	NOM PRC	(1,788,000)	$(17,880,000)

Transactions in Remarketed Preferred Shares for the Funds, where applicable, were as follows:

	Ten Months Ended June 30, 2014
	Shares	Amount
Minnesota Municipal Income (NMS)
Remarketed Preferred Shares redeemed:
Series M	(622)	$(15,550,000)
Series W	(622)	(15,550,000)
Total	(1,244)	$(31,100,000)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2015
	Series	Shares	Amount
Missouri Premium Income (NOM)
VMTP Shares issued	2018	180	$18,000,000

	Eleven Months Ended May 31, 2015
	Series	Shares	Amount
Minnesota Municipal Income (NMS)
VMTP Shares resulting from the Mergers	2017	130	$13,000,000

	Ten Months Ended June 30, 2014
	Series	Shares	Amount
Minnesota Municipal Income (NMS)
VMTP Shares issued	2017	311	$31,100,000

90	Nuveen Investments

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Purchases	$12,162,638		$53,458,164		$13,358,596		$3,421,637		$18,447,145		$46,700,965
Sales and maturities	11,354,468		52,196,008		17,396,221		902,249		16,243,776		42,264,713
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of November 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Cost of investments	$207,100,355		$480,540,625		$119,298,555		$47,848,855		$344,091,161		$361,722,612
Gross unrealized:
Appreciation	$12,973,502		$26,306,805		$9,170,910		$3,567,287		$24,673,264		$26,400,732
Depreciation	(100,152)		(5,148,346)		(133,786)		(223,483)		(222,650)		(5,229,010)
Net unrealized appreciation (depreciation) of investments	$12,873,350		$21,158,459		$9,037,124		$3,343,804		$24,450,614		$21,171,722
Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, reorganization adjustments, paydowns, treatment of notional principal contracts, and nondeductible reorganization expenses resulted in reclassifications among the Funds' components of common share net assets as of the periods indicated below, as follows:

							North
	Georgia	Maryland	Minnesota		Missouri		Carolina		Virginia
	Dividend	Premium	Municipal		Premium		Premium		Premium
	Advantage 2	Income	Income		Income		Income		Income
Year ended May 31, 2015	(NKG )	(NMY )	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Paid-in-surplus	$(52,657)	$(58,711)	$462,593		$(153,236)		$30,311		$(64,217)
Undistributed (Over-distribution of) net investment income	(43,337)	(493,293)	72,980		153,235		(110,196)		24,317
Accumulated net realized gain (loss)	95,994	552,004	(535,573)		1		79,885		39,900

Minnesota
Municipal
Income
Ten Months ended June 30, 2014	(NMS	)
Paid-in-surplus	$—
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	—

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of the periods indicated below, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Year ended May 31, 2015	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Undistributed net tax-exempt income1	$439,396		$2,093,232		$633,333		$214,786		$389,376		$1,442,203
Undistributed net ordinary income2	26,676		48,150		—		—		109,712		25,260
Undistributed net long-term capital gains	—		—		50,567		—		28,374		—

	Minnesota
	Municipal
	Income
Ten Months ended June 30, 2014	(NMS	)
Undistributed net tax-exempt income	$458,133
Undistributed net ordinary income2	3,029
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2015, paid on June 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Year ended May 31, 2015	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Distributions from net tax-exempt income	$7,462,118		$17,450,455		$3,963,984		$2,038,437		$11,317,326		$13,595,233
Distributions from net ordinary income2	6,329		59,243		9,225		77		—		3,587
Distributions from net long-term capital gains	—		—		—		—		466,996		—

	Minnesota
	Municipal
	Income
Ten Months ended June 30, 2014	(NMS	)
Distributions from net tax-exempt income	$3,146,563
Distributions from net ordinary income2	24,601
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of the periods indicated below, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia		Maryland		Minnesota		Missouri		Virginia
	Dividend		Premium		Municipal		Premium		Premium
	Advantage 2		Income		Income		Income		Income
May 31, 2015	(NKG	)	(NMY	)3	(NMS	)3	(NOM	)	(NPV	)
Expiration:
May 31, 2016	$462,549		$851,610		$—		$—		$—
May 31, 2017	1,635,823		172,377		452,405		77,824		—
May 31, 2018	1,329,548		—		—		91,539		—
May 31, 2019	48,370		—		—		—		—
Not subject to expiration	1,958,045		6,731,052		744,636		1,265,377		12,792,560
Total	$5,434,335		$7,755,039		$1,197,041		$1,434,740		$12,792,560

3	A portion of Maryland Premium Income's (NMY) and Minnesota Municipal Income's (NMS) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

92	Nuveen Investments

	Minnesota
	Municipal
	Income
June 30, 2014	(NMS	)
Expiration:
June 30, 2018	$452,405
Not subject to expiration	516,691
Total	$969,096
During the Funds' last tax year ended May 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Maryland		Minnesota
	Premium		Municipal
	Income		Income
	(NMY	)	(NMS	)
Utilized capital loss carryforwards	$59,797		$404,539
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

	North
	Carolina
	Premium
	Income
	(NNC	)
Post-October capital losses4	$339,518
Late-year ordinary losses5	—

4	Capital losses incurred from November 1, 2014 through May 31, 2015, the Funds' last tax year end.
5	Ordinary losses incurred from January 1, 2015 through May 31, 2015 and specified losses incurred from November 1, 2014 through May 31, 2015.
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Georgia Dividend Advantage 2 (NKG)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

Minnesota Municipal Income (NMS)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For managed assets over $1 billion	0.4000

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

Maryland Premium Income (NMY)
Missouri Premium Income (NOM)
North Carolina Premium Income (NNC)
Virginia Premium Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Borrowing Arrangements
During the current fiscal period, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

94	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Retired from the Funds' Board of Directors/Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	—	215,900	—	—	22,500	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	95

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

96	Nuveen Investments

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	97

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

98	Nuveen Investments

Notes

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-1115D 13130-INV-B-01/17

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Missouri Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 5, 2016